Investment Advisers
   For Global Income Trust:
   Western Asset Management Company
   Pasadena, CA

   For International Equity and
     Emerging Markets:
   Batterymarch Financial Management, Inc.
   Boston, MA

   For Europe Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Sub-Advisers
   For Global Income Trust:
   Western Asset Management Company Limited
   London, England

   For Europe Fund:
   Lombard Odier International Portfolio
     Management
   London, England

Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.


        Legg Mason Wood Walker, Incorporated
    -------------------------------------------
                  100 Light Street
      P.O. Box 1476, Baltimore, MD 21203-1476
                  410 . 539 . 0000


LMF-042
8/00


                               Semi-Annual Report
                                 June 30, 2000

                                   Legg Mason
                                     Global
                                  Trust, Inc.

                              Global Income Trust

                           International Equity Trust

                             Emerging Markets Trust

                                  Europe Fund

                               Primary Class and
                                    Class A


                                     [LEGG
                                     MASON
                                     FUNDS
                                     Logo]
                           The Art of Investing(SM)

To Our Shareholders,

  We are pleased to provide you with the semi-annual report for the Legg Mason Global Trust, comprised of the Global Income Trust, International Equity Trust, Emerging Markets Trust and Europe Fund, for the six months ended June 30, 2000.

  Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for the first half of 2000 and the investment outlook. The Funds' total returns in various periods since their inceptions are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  -------------------------
                                  Edward A. Taber, III
                                  President

August 9, 2000

Portfolio Managers' Comments
Global Income Trust

Market Overview

  Global fixed income markets have had a roller coaster ride in the first six months of 2000. Government markets, especially in the U.S., rebounded strongly after yields soared early in the year. Emerging markets too have performed well, albeit with a lot of volatility. By contrast, corporate sectors, especially in the below investment grade sector globally, have lagged as interest rate, economic and relative supply worries weighed on the sector. The U.S. dollar remained strong against both European and Japanese currencies for most of the first half of the year.

  The liquidity injected into the U.S. economy towards the end of 1999 as a contingency against Year 2000 computer bug worries fueled exceptionally strong growth, with two major consequences: the resumption of Federal Reserve tightening after a two-month hiatus, and the decision by the U.S. Treasury to significantly curtail Treasury issuance given surging tax revenues. While the rate environment was initially poorly received by the Treasury market, the prospect of declining issuance severely inverted the yield curve as longer-dated yields fell. European bonds followed a similar profile with a weak euro, firming oil prices and strong monetary growth triggering the start of a tightening cycle by the European Central Bank ("ECB"). With signs of broader-based recovery, rates were raised four times to 4.25%. Nonetheless, a benign core inflation rate and soaring tax revenues supported an uneven decline in government yields. Japanese bonds remained in a very tight range all year, lagging other government markets as stronger economic growth balanced weak equity markets and the threat of an end to the Bank of Japan's zero rate policy.

  By contrast, fears of worsening credit quality as the Fed tightened, and rising swaps rates due to the curve inversion, depressed corporate bond returns, especially at the longer end. The decline in liquidity as uncertainty grew over future Treasury issuance served to increase volatility levels in the sector. U.S. high yield bonds further suffered from a large and sustained period of outflows from high yield funds in favour of equities and concerns over rising default rates. In Europe, concerns over declining credit quality and fears of significantly higher supply weighed on both the investment grade (especially in the U.K.) and high yield sectors, especially in the dominant telecoms sector where yields reached record highs of 12%.

  Firming global growth conditions and stronger commodity prices supported emerging market debt. Structural improvements in select countries such as Mexico and Brazil and a successful rescheduling of defaulted Russian debt have buoyed the market overall. Nonetheless, rising correlations with volatile U.S. equity markets and swap spreads and persistent fears of a "hard landing" for the U.S. economy have kept volatility levels high in the sector.

  The dollar remained immune to volatility in capital markets and a ballooning current account and trade deficit, benefiting from strong capital flows especially out of Europe and consistent selling of Japanese equities by international investors. The euro's disappointing performance reflected the disappointment with the ECB's response to euro weakness and the unwinding of long positions after the failure of the euro to capitalise on U.S. equity weakness. The adoption of a more hawkish stance by the ECB and evidence of weaker relative growth in the U.S. have helped support a modest recovery since May.

Fund Performance

  Performance this year has been disappointing, given the emphasis on non-government sectors globally and the weakness in foreign currencies. Recent recoveries in both areas have boosted returns, especially from emerging and corporate sectors. The Fund posted a -4.54% return for the six months ended June 30, 2000, compared to +0.03% for the Salomon World Government Bond Index.

  The exposure to the mortgage sector was comparatively neutral relative to Treasuries, but the diversification to Danish mortgages was a positive factor.

  On the sovereign side, exposure to Greek and Hungarian markets also contributed positively to performance as convergence prospects improved over the year, with Greece's confirmation as the next member of the European Monetary Union ("EMU"). The Fund also benefited from its lack of exposure to Japanese bonds, given their lacklustre performance this year.

Market Commentary and Outlook

  U.S. monetary conditions are tight, and weak commodity prices, ex-oil, are declining. With the U.S. economy showing some signs of slowing, it is unlikely the Fed will tighten more than expected. Firm European economies and the gradual recovery in Japan will put pressure on rates, but this is largely discounted. Low core global inflation and signs of a peaking in growth momentum should underpin bond markets.

  The Fund will seek to maintain a moderately long duration exposure in anticipation of declining interest rates. The Fund will continue to emphasize non-government sectors, increasing further the core allocation to non-investment grade sectors.

  Wide spreads and the prospect for further U.S. yield curve disinversion are likely to outweigh the risks of continued swaps volatility and lower government yields. The AAA mortgage sector should act as a diversifying strategy to the general aggressive stance towards high yielding sectors.

  The Fund will maintain its core exposure to the mortgage sector, emphasizing issues with low prepayment risk such as current coupons, seasoned issues and AAA commercial loans. We will also rotate between European and U.S. mortgage sectors as value emerges.

  Although weaker U.S. growth expectations, high scarcity premia for Treasuries and tight money cloud the outlook for credit spreads, distressed spread levels in U.S. investment grade corporates likely overcompensate investors for these risks. European corporates' improved valuations, especially for shorter maturities at the lower credit range, now offer better compensation for higher supply and credit event risk. Corporate restructuring in Europe and Japan should further add support to the sector.

  The Fund will maintain its overweight exposure to investment grade corporate bonds in both the U.S. and Europe. We will also seek to further add to euro credits on wider spreads or evidence of effective U.S. monetary ease and lessening uncertainty over the telecom sector.

  Since economic and inflation fundamentals remain basically sound, the high yields and relatively wide spreads available in the high yield sector in both the U.S. and Europe promise strong total returns even as default rates creep higher. At current yields of 12% the euro sector offers excellent value, discounting excessively high default rates. With financing needs rising, especially for telecom borrowers in Europe, greater market tiering warrants prudent issue selection. We shall maintain a moderately aggressive strategy to the high yield sector, adding selectively to issuers in the U.S. and Europe with high single-B average quality.

  The combination of significant structural reforms in select economies and today's distressed level of spreads continues to give emerging markets attractive appeal. Firming world trade levels and prospects for better liquidity should also support the sector.

  The Fund will continue to take a significant exposure to the emerging markets sector in the more robust emerging economies, while seeking to further diversify exposure across Asia, Latin America and Africa in both hard and local currency investments.

  In the Eurozone, firmer economic growth is fueling pessimistic expectations for higher official rates. While the ECB will continue to raise rates, with core inflation well below 2% bond yields are likely to decline from current levels and the euro should find support.

  Greek, Polish and Norwegian markets offer attractive spreads to core markets. Greek entry to the EMU is still not fully discounted and Poland's improving inflation and current account trends should gradually outweigh political worries, while in Norway high yield solid long-term fundamentals compensate for near-term concerns over generous wage settlements and rate hikes.

  The Fund will hold exposure in select sovereign issues in Scandinavia and Eastern European markets as they offer attractive yield premia over underlying government bonds. Focus will continue on 10-year benchmark bonds in Greece in anticipation of further yield convergence as end-2000 EMU entry nears. The Fund will retain exposure to euro-linked currencies in anticipation of euro recovery in the coming months, but will seek opportunities to reduce exposure to the Japanese yen over time.


                                          Western Asset Management Company

August 1, 2000

Portfolio Managers' Comments
International Equity Trust

Performance

  For the year to date, the International Equity Trust return was -7.7% on an NAV basis, compared with -4.1% for the Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index.

  Despite strong stock selection in continental Europe, the Fund's underweight in the region was a key contributor to the Fund's relative underperformance. Among the EAFE's larger regions, Europe outperformed the benchmark, declining just -0.9%. In contrast, both the U.K. and Japan underperformed the EAFE Index; the Fund's underweighted positions helped the relative return, as did positive stock selection in the U.K.

  As the year began, international investors continued to favor the high momentum stocks of late 1999 -- technology and telephone stocks -- many of which we found overvalued. In March, these stocks retreated significantly.

  As the international markets returned to a more fundamentally-driven investment environment, our stock selection, which provides a balance among value, growth, expectations and technical factors, improved. By the end of the period, investors preferred quality of earnings and predictable cash flows. Looking ahead, the Fund is well positioned in companies with these characteristics.

Market Overview

  The surprise in continental Europe was growth. GDP growth was strong year-on-year and industrial production improved. Inflation was low and unemployment still high, but trending down. The weak euro was additional fuel for export growth. Our regional rating for Europe improved in June, driven by above-average scores for both money flow and growth. The Fund ended the period with a weighting of 46.3% in the region, compared with 47.8% for the index.

  The U.K. remained expensive relative to the index on a growth-to-P/E basis. Expectations of economic activity slowed. The Central Bank has done its work; the tightening cycle of short-term interest rate increases is expected to slow as both wage inflation and house prices have peaked. Looking ahead, a weaker sterling should benefit exports as over half of earnings come from offshore, but further weakening may prompt defensive rate hikes. The Fund's weight was 17.6%, compared with 19.5% for the index.

  Japan's outlook deteriorated. There were signs of corporate-driven growth and increased capital spending in several sectors, but business activity overall was in a negative trend. Consumer spending (over 60% of the economy) did not strengthen, although it is expected to improve as incomes rise. An improving economy would provide the opportunity to increase rates above zero, but the weak LDP election win has limited the position of the government to act. The yen strengthened to 105, driven by expectations of economic recovery and higher rates. This level, stronger than companies expected, will be negative for reported earnings of major export companies next quarter. A looming rate increase would hurt stock performance and dampen hopes for a solid recovery.
GDP growth is expected to be below 2% in 2000. The Fund's weight was 25.5%, compared with 26.8% for the index.

  The small regions -- the Resource Countries (Australia, New Zealand and Canada) and Asia ex-Japan -- were trading at attractive valuations compared with the benchmark, with better scores than the large regions. The score for Asia ex-Japan was driven by both growth and external demand; the combined EPS growth expectation for Hong Kong and Singapore was over 25%. The score for the resource-based economies was boosted by positive funds flows and estimate revisions, due in part to the energy sector.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and industry sector. We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

  In summary, growth rates for the MSCI EAFE markets are attractive relative to the U.S., and the outlook for earnings for international companies is improving, particularly in Europe. Looking ahead, the Fund is more attractively valued than the index and has a higher growth rate, with a forward P/E ratio of 20.7x compared with 23.2x for the index, and a two-year growth rate of 22.2% compared with 21.9% for the index.

                                       Batterymarch Financial Management, Inc.

August 3, 2000
DJIA 10706.58

Portfolio Managers' Comments
Emerging Markets Trust

Performance

  For the year to date, the Legg Mason Emerging Markets Trust return was -4.2% on an NAV basis, compared with -8.0% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF")Index.

  The Fund benefited from both positive stock selection and country allocations. Within Asia, stock selection was positive in China, Korea, Taiwan and Malaysia; in addition, the Fund's allocations in these markets relative to the index added value. In Latin America, positive stock selection and the decision to overweight Brazil and Mexico helped the relative return.

  The record swings in the U.S. market during the year to date reverberated globally. The decline in emerging markets stock prices which began in the first quarter continued into May, closely tracking the performance of the NASDAQ Composite Index. Most heavily affected were technology and telecommunications stocks. Such indiscriminate selling diminished as U.S. rate concerns eased later in the period.

  Toward the end of May, many oversold emerging markets technology and telecommunications stocks began to recover to previous price levels, and many of the larger markets began significant rallies, including China, Brazil, South Korea, India and finally, Mexico.

Market Commentary

  Within Latin America, Mexico and Brazil, being more correlated with the U.S., rallied accordingly as U.S. rate concerns eased late in the period. The fundamentals in both countries continued to improve, despite global volatility. Mexico cleared a hurdle in July when the opposition candidate was elected President, ending the 70-year rule of the PRI. Investors, hoping only for a clean election with no post-election tensions, were rewarded with the victory of the market-friendly Vincente Fox. Mexico still trades at a discount in the region, despite investment grade status and increasing integration with the U.S.

  In Brazil, interest rates returned to their downward trajectory, inflation is under control, and fiscal efforts at controlling the deficit are ongoing. Despite positive macro developments, valuations remain attractive. Liquidity remains important, especially if risk aversion reoccurs. We prefer to stay out of the smaller Latin American markets due to liquidity concerns and political uncertainties.

  Most Asian markets participated in the correction, driven by the NASDAQ decline and led by technology and telecommunications stocks, particularly India and Taiwan with their higher concentrations in technology stocks. Although Korea is also largely represented by technology and telecommunications stocks, cheaper valuations offered protection. In contrast, China had a positive return for the period amid signs of a broad-based economic recovery. Asia overall made further progress in economic recovery with increased intra-regional trade and economic integration. Valuations of Asian markets are attractive compared with global valuations, and we find many individual Asian companies enjoying very high growth rates.

Strategy

  Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

  In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

  The Fund is well diversified across sectors and markets. The Fund's forward P/E of 9.5x is lower than the 12.4x benchmark's forward P/E and our two-year growth rate is higher, 27.9% compared with 26.5% for the benchmark.

  Looking forward, the emerging markets index has a growth-to-P/E ratio of 1.8x, which is very attractive compared with other investment alternatives. The Fund's growth-to-P/E ratio is even more attractive, at 2.8x.

                                       Batterymarch Financial Management, Inc.

August 3, 2000
DJIA 10706.58

Portfolio Managers' Comments
Europe Fund

  The strong momentum that greeted the new millennium continued into the first few weeks of January with Europe's broad technology area ("TMT") at the vanguard, maintaining last year's correlation with the NASDAQ. However, the party atmosphere soon gave way to a bout of depression, as potential monetary tightening loomed large in investors' minds. While the U.S. had continued to power ahead in growth terms for much of the past decade, Europe remained relatively soft. Signs that Europe was gathering economic momentum focused thoughts on global pricing pressures. The market's pessimism proved short lived as America Online announced the takeover of Time Warner, giving renewed vigour to the TMT sectors. Technology investors took heart as AOL seemingly confirmed the dominance of New World over Old. Later examples, such as Charles Schwab's acquisition of U.S. Trust, reinforced this view again. The gap in valuation between the two categories stretched even further, despite the already exaggerated differential at the start of the year.

  The bubble burst in early March. Interest rates across the major markets, with the notable exception of Japan, rose to stave off the increasing inflationary threat. Europe had not only accelerating economic growth to contend with, but also the continued decline in the value of the euro. The currency, greeted enthusiastically at birth, has been in a tailspin since, and the trend continued into this year. From its inception high of 1.18 versus $1, the low point equated to .88 versus $1, a fall of some 25%. Confirmation of the European Central Bank's action coupled with stronger European growth appears to have put a floor under the currency for the time being.

  Equity markets reacted alike across the world and Europe's highflying technology area took a beating. The biggest losers were the e-business and Internet-related models. It is perhaps worth drawing a distinction between the nature of the U.S. and European technology groupings. The direct Internet exposure is not nearly as significant in Europe as it is in the U.S. Europe's technology area focuses more on the mobile telephony chain from service suppliers to infrastructure companies. We believe that this is a sector in which Europe has a distinct global competitive advantage. In wireless supply Vodafone AirTouch stands out, following the acquisition of Mannesmann, as a global winner, while Nokia, Ericsson, et al., remain at the forefront of wireless Internet convergence. Corporate performance continues to show strong momentum in the sector and M&A activity is adding support. Vodafone's successful acquisition of Mannesemann proved to be the largest ever aggressive takeover. Five years ago such a move would have been most unlikely, given the nationalistic nature of most of Europe's domestic markets. The new single market and currency, allied to the increasing globalisation of sectors and marketplaces, has allowed the emergence of global champions in Europe.
Moreover, the power of shareholders within Europe has increased substantially in deciding the outcome of such transactions.

  Another encouraging aspect within Europe has been the relaxation of corporate taxation, particularly in Germany. Here, the company tax regime has been particularly punitive in the past, while recent amendments could enable the unlocking of considerable value so far lost within the German financial sector and increase the level of corporate activity. Personal taxation has also become more lenient and recent legislation will encourage increased personal pension provision.

  In terms of investment activity, the Fund has been relatively quiet, despite the very high levels of volitility in the markets. On the most extreme days the intraday price movements meant liquidity was low and dealing therefore difficult. The top conviction positions in the Fund are therefore little changed, and whilst their share prices have proved difficult to predict on a daily basis, the medium-term fundamentals are very much intact. Corporate results estimates have edged up generally in Europe given the improving economy, and the portfolio has enjoyed a similar experience. We have maintained our growth stance, concentrating on our key investment tenets of strong management and visible earnings, which we believe to be the main drivers of stock performance over the medium term, and look to the future with confidence.

                             Lombard Odier International Portfolio Management

August 7, 2000
DJIA 10867.01

   Performance Information
   Legg Mason Global Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two authorized classes of shares: Primary Class and Navigator Class. Europe Fund also offers Class A shares. Information about Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

    The Funds' total returns as of June 30, 2000, were as follows:

                                                                                       Europe Fund
                                                                           -----------------------------------
                                    Global    International    Emerging      Including          Excluding
                                    Income        Equity        Markets       Maximum            Maximum
                                     Trust        Trust          Trust     Sales Charge/A/    Sales Charge/A/
   -----------------------------------------------------------------------------------------------------------
   Average Annual Total Return
   Primary Class:
      One Year                       +1.13%         +9.99%       +28.82%           N/A             +17.26%
      Five Years                     +2.84          +8.27            --            N/A                 --
      Life of Class/B/               +4.71          +8.47         +7.54            N/A             +18.00
   Class A:
      One Year                         N/A            N/A           N/A         +12.56%            +18.16%
      Five Years                       N/A            N/A           N/A         +21.48             +22.66
      Life of Class/C/                 N/A            N/A           N/A          +9.69             +10.08

   Cumulative Total Return
   Primary Class:
      One Year                       +1.13%         +9.99%       +28.82%           N/A             +17.26%
      Five Years                    +15.04         +48.80            --            N/A                 --
      Life of Class/B/              +39.36         +54.75        +34.63            N/A             +62.68
   Class A:
      One Year                         N/A            N/A           N/A         +12.56%            +18.16%
      Five Years                       N/A            N/A           N/A        +164.53            +177.71
      Life of Class/C/                 N/A            N/A           N/A        +260.89            +278.94
   -----------------------------------------------------------------------------------------------------------

   /A/ Class A shares are subject to a front-end sales charge which varies depending on the purchase amount.The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.
   /B/ Primary Class inception dates are:
         Global Income Trust--April 15, 1993
         International Equity Trust--February 17, 1995
         Emerging Markets Trust--May 28, 1996
         Europe Fund--July 23, 1997
   /C/ Europe Fund Class A inception date is August 19, 1986.

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 2000  (Unaudited)

International Equity Trust

                                   % of Net     Market
                                    Assets       Value
--------------------------------------------------------
                                                 (000)
Aerospace & Defense                   1.4%     $  3,507
Air Freight & Couriers                0.6         1,448
Airlines                              0.4         1,009
Auto Components                       0.2           486
Automobiles                           3.5         8,869
Banks                                 9.4        23,961
Beverages                             0.5         1,262
Biotechnology                         0.4         1,102
Chemicals                             2.6         6,615
Commercial Services &
  Distribution                        1.4         3,637
Communications Equipment              7.7        19,517
Computers & Peripherals               2.4         6,000
Construction & Engineering            1.2         3,087
Containers & Packaging                0.4           963
Diversified Financials                4.0        10,250
Diversified Telecommunication
  Services                            9.8        24,932
Electric Utilities                    2.0         5,029
Electrical Equipment                  1.8         4,460
Electronic Equipment &
  Instruments                         1.3         3,321
Food & Drug Retail                    0.3           693
Food Products                         2.6         6,653
Gas Utilities                         2.3         5,844
Health Care Equipment &
  Supplies                            0.9         2,198
Hotels, Restaurants & Leisure         0.2           625
Household Durables                    2.1         5,328

                                   % of Net     Market
                                    Assets      Value
--------------------------------------------------------
                                                 (000)
Household Products                    0.7%     $  1,711
Industrial Conglomerates              1.7         4,312
Insurance                             4.8        12,294
IT Consulting & Services              0.6         1,613
Leisure Equipment & Products          0.4         1,022
Machinery                             0.8         2,101
Media                                 0.5         1,290
Metals & Mining                       1.3         3,241
Multiline Retail                      0.2           504
Office Electronics                    1.4         3,515
Oil & Gas                             6.1        15,471
Paper & Forest Products               1.2         2,989
Pharmaceuticals                       7.6        19,388
Real Estate                           0.2           587
Semiconductor Equipment &
  Products                            4.0        10,089
Software                              0.5         1,397
Specialty Apparel                     0.3           675
Textiles & Apparel                    1.1         2,733
Tobacco                               1.0         2,483
Trading Companies &
  Distributors                        0.9         2,332
Wireless Telecommunication
  Services                            4.0        10,070
Short-Term Investments                0.9         2,411
                                     ----      --------
Total Investment Portfolio           99.6       253,024
Other Assets Less Liabilities         0.4           960
                                    -----      --------
Net Assets                          100.0%     $253,984
                                    =====      ========

Emerging Markets Trust

                                   % of Net     Market
                                    Assets       Value
--------------------------------------------------------
                                                 (000)
Aerospace & Defense                   0.7%     $    828
Automobiles                           1.8         2,138
Banks                                 8.3         9,804
Beverages                             2.3         2,673
Chemicals                             0.3           406
Communications Equipment              8.4        10,009
Computers & Peripherals               3.3         3,940
Construction Materials                1.1         1,297
Diversified Financials                3.5         4,147
Electric Utilities                    2.8         3,300
Electronic Equipment &
  Instruments                         0.8           901
Food Products                        N.M.            29
Hotel, Restaurant & Leisure           1.4         1,701
Household Durables                    3.3         3,875
Industrial Conglomerates              2.7         3,157
Insurance                            N.M.            37
IT Consulting & Services              0.7           772
Marine                                0.7           836
Media                                 2.7         3,181
Metals & Mining                       4.5         5,363
Multiline Retail                      2.1         2,524
Oil & Gas                             5.3         6,307
Paper & Forest Products               2.0         2,361
Pharmaceuticals                       0.3           366
Real Estate                           0.4           495
Semiconductor Equipment &
  Products                           12.9        15,345
Software                              2.6         3,049
Diversified Telecommunication
  Services                           14.1        16,723
Tobacco                               0.4           471
Transportation Infrastructure         0.4           415
Wireless Communication
  Services                            8.0         9,498
Short-Term Investments                2.1         2,445
                                    -----      --------
Total Investment Portfolio           99.9       118,393
Other Assets Less Liabilities         0.1           137
                                    -----      --------
Net Assets                          100.0%     $118,530
                                    =====      ========

---------
N.M. -- Not meaningful.


Europe Fund

                                   % of Net     Market
                                    Assets      Value
--------------------------------------------------------
                                                 (000)
Automotive                            1.1%     $  1,350
Banking                              10.3        12,446
Computer Services                     9.4        11,386
Diversified                           9.0        10,915
Electronics                           9.6        11,542
Finance                               5.8         7,012
Human Resources                       1.6         1,888
Insurance                             5.4         6,511
Miscellaneous Manufacturing           3.7         4,515
Oil & Gas                             8.8        10,678
Pharmaceuticals & Health Care         6.9         8,375
Publishing                            1.5         1,764
Retail Sales                          2.0         2,425
Telecommunications                   25.1        30,341
                                    -----      --------
Total Investment Portfolio          100.2       121,148
Other Assets Less Liabilities        (0.2)         (200)
                                    -----      --------
Net Assets                          100.0%     $120,948
                                    =====      ========

   Statement of Net Assets
   Legg Mason Global Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Global Income Trust

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 98.3%
   British Sterling -- 11.7%
   Corporate Bonds and Notes -- 11.7%
     Auto Parts and Equipment -- 0.9%
     GKN plc                                                        6.750%         10/28/19            450         $   645
                                                                                                                   -------
     Banking and Finance -- 5.6%
     Bank of Scotland Capital Funding                               8.117%          5/31/10            120             181/B/
     Ford Motor Credit Company                                      7.250%          2/22/05            500             764
     Gala Group Holdings PLC                                        12.00%           6/1/10            220             343/C/
     Lehman Brothers Holdings plc                                   6.950%          6/22/04            450             669
     National Westminster Bank                                      7.125%          10/5/22            500             750
     Unique Publishing Finance Co PLC                               6.542%          3/30/21            400             570
     Welcome Break Financial PLC                                    8.284%           9/1/17            400             677
                                                                                                                   -------
                                                                                                                     3,954
                                                                                                                   -------
     Cable -- 0.6%
     NTL Incorporated                                               0.000%           4/1/08            500             461/B/
                                                                                                                   -------
     Diversified Services -- 0.6%
     Luxfer Holdings PLC                                           10.125%           5/1/09            300             418
                                                                                                                   -------
     Food, Beverage and Tobacco -- 1.0%
     Gallaher Group                                                 6.625%          5/21/09            500             698
                                                                                                                   -------
     Insurance -- 0.8%
     Prudential plc                                                 5.875%          5/11/29            400             547
                                                                                                                   -------
     Media and Entertainment -- 0.8%
     Carlton Communications plc                                     5.625%           3/2/09            400             537
                                                                                                                   -------
     Telecommunications -- 1.4%
     Nippon Telegraph and Telephone
       Corporation                                                  7.375%          12/2/03            450             694
     Telewest PLC                                                   9.875%           2/1/10            230             331
                                                                                                                   -------
                                                                                                                     1,025
                                                                                                                   -------
   Total British Sterling                                                                                            8,285
   --------------------------------------------------------------------------------------------------------------------------
   Danish Krone -- 4.5%
   Corporate Bonds and Notes -- 4.5%
     Banking and Finance -- 4.5%
     Nykredit                                                       6.000%          10/1/29         13,078           1,533
     Nykredit                                                       7.000%          10/1/32          9,975           1,224
     Unikredit Realkredit                                           6.000%          10/1/29          3,830             449
                                                                                                                   -------
   Total Danish Krone                                                                                                3,206
   --------------------------------------------------------------------------------------------------------------------------

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   Euro -- 6.7%
   Corporate Bonds and Notes -- 5.9%
     Banking and Finance -- 1.8%
     Lloyds Bank PLC                                                5.625%          7/15/49          1,500         $ 1,300
                                                                                                                   -------
     Chemicals -- 1.0%
     Huntsman ICI Chemicals                                        10.125%           7/1/09            600             577
     Ineos Acrylics Finance PLC                                    10.250%          5/15/10            120             118/C/
                                                                                                                   -------
                                                                                                                       695
                                                                                                                   -------
     Computers (Software/Services) -- 0.5%
     Netia Holdings II B V                                         13.500%          6/15/09            400             382
                                                                                                                   -------
     Finance -- 1.1%
     International Leasing Finance
       Corporation                                                  4.125%          7/12/04            850             761
                                                                                                                   -------
     Telecommunications -- 1.1%
     United Pan-Europe
       Communications N.V.                                         10.875%           8/1/09            450             366
     Viatel Incorporated                                           11.500%          3/15/09            500             394
                                                                                                                   -------
                                                                                                                       760
                                                                                                                   -------
     Transportation Services -- 0.4%
     CHC Helicopter Corporation                                    11.750%          7/15/07            300             298/C/
                                                                                                                   -------
   Total Corporate Bonds and Notes                                                                                   4,196
                                                                                                                   -------
   Foreign Government Obligations -- 0.8%
     Fixed-Rate Securities -- 0.8%
     Federal Republic of Germany                                    5.625%           1/4/28            550             532
                                                                                                                   -------
   Total Euro                                                                                                        4,728
   --------------------------------------------------------------------------------------------------------------------------
   Greek Drachma -- 2.8%
   Foreign Government Obligations -- 2.8%
     Fixed-Rate Securities -- 2.8%
     Hellenic Republic                                              6.300%          1/29/09        450,000           1,291
     Hellenic Republic                                              6.500%         10/22/19        240,000             694
                                                                                                                   -------
   Total Greek Drachma                                                                                               1,985
   --------------------------------------------------------------------------------------------------------------------------
   Hungarian Forint -- 1.0%
   Foreign Government Obligations -- 1.0%
     Fixed-Rate Securities -- 1.0%
     Republic of Hungary                                           12.500%          4/12/02         85,000             324
     Republic of Hungary                                           10.000%          4/12/03        100,000             375
                                                                                                                   -------
   Total Hungarian Forint                                                                                              699
   --------------------------------------------------------------------------------------------------------------------------

   Legg Mason Global Trust, Inc.

   Global Income Trust -- Continued

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   New Zealand Dollar -- 1.0%
   Foreign Government Obligations -- 1.0%
     Fixed-Rate Securities -- 1.0%
     New Zealand                                                    7.000%          7/15/09          1,450         $   689
   --------------------------------------------------------------------------------------------------------------------------
   Norwegian Krone -- 2.1%
   Foreign Government Obligations -- 2.1%
     Fixed-Rate Securities -- 2.1%
     Kingdom of Norway                                              5.500%          5/15/09         13,000           1,446
   --------------------------------------------------------------------------------------------------------------------------
   Polish Zloty -- 3.2%
   Foreign Government Obligations -- 3.2%
     Fixed-Rate Securities -- 3.2%
     Republic of Poland                                             8.500%         10/12/04         11,600           2,122
     Republic of Poland                                             8.500%          2/12/05            800             148
                                                                                                                   -------
   Total Polish Zloty                                                                                                2,270
   --------------------------------------------------------------------------------------------------------------------------
   South African Rand -- 0.4%
   Foreign Government Obligations -- 0.4%
     Fixed-Rate Securities -- 0.4%
     Republic of South Africa                                      13.000%          8/31/10          1,800             248
   --------------------------------------------------------------------------------------------------------------------------
   Swedish Krona -- 1.1%
   Foreign Corporate Bonds -- 1.1%
     Banking and Finance -- 1.1%
     Statens Bostadsfinansier AB                                    5.500%         10/15/03          7,000             783
   --------------------------------------------------------------------------------------------------------------------------
   Turkish Lira -- 2.0%
   Foreign Government Obligations -- 2.0%
     Fixed-Rate Securities -- 2.0%
     Republic of Turkey                                            72.000%          10/3/01    390,000,000             874
     Republic of Turkey                                            72.000%          10/3/01    250,000,000             560
                                                                                                                   -------
   Total Turkish Lira                                                                                                1,434
   --------------------------------------------------------------------------------------------------------------------------
   United States Dollar -- 61.8%
   Corporate Bonds and Notes -- 24.2%
     Aerospace/Defense -- 0.4%
     Lockheed Martin Corporation                                    8.500%          12/1/29            300             306
                                                                                                                   -------
     Auto Parts and Equipment -- 1.7%
     J. L. French Automotive Casting                               11.500%           6/1/09            100              91
     Tenneco Automotive Inc.                                       11.625%         10/15/09            250             222
     TRW Inc.                                                       7.750%           6/1/29          1,000             903
                                                                                                                   -------
                                                                                                                     1,216
                                                                                                                   -------

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Banking and Finance -- 4.6%
     Associates Corporation of
       North America                                                5.800%          4/20/04            750         $   702
     Banque De Tunisie                                              8.250%          9/19/27          1,000             875/D/
     Bayerische Hypotheken-und
       Wechsel-Bank AG                                              8.741%          6/30/31             30              28/C,D/
     Dresdner Funding Trust I                                       8.151%          6/30/31             40              34/C/
     IBJ Preferred Capital Corp. LLC                                8.790%         12/29/49            500             454/B,C/
     Lehman Brothers Holdings Inc.                                  6.625%           4/1/04            500             477
     SB Treasury Company LLC                                        9.400%         12/29/49            500             489/B,C/
     The Bank of Tokyo-Mitsubishi, Ltd.                             8.400%          4/15/10            225             227/D/
                                                                                                                   -------
                                                                                                                     3,286
                                                                                                                   -------
     Building Materials -- 0.3%
     American Standard Companies, Inc.                              8.250%           6/1/09            250             241
                                                                                                                   -------
     Cable -- 0.7%
     Adelphia Communications Corporation                            7.875%           5/1/09            250             211
     Charter Communication Holdings LLC                             8.625%           4/1/09            125             110
     Classic Cable Incorporated                                     9.375%           8/1/09             50              44
     Classic Cable Incorporated                                    10.500%           3/1/10             75              69
     CSC Holdings Inc.                                              8.125%          7/15/09             30              29
                                                                                                                   -------
                                                                                                                       463
                                                                                                                   -------
     Chemicals -- 1.7%
     Dow Chemical Company                                           7.375%          11/1/29            950             921
     Lyondell Chemical Company                                      9.625%           5/1/07            250             248
                                                                                                                   -------
                                                                                                                     1,169
                                                                                                                   -------
     Electric -- 0.2%
     CMS Energy Corporation                                         7.500%          1/15/09            125             111
                                                                                                                   -------
     Electronics -- 0.2%
     Flextronics International Ltd.                                 9.875%           7/1/10            125             126/C,D/
                                                                                                                   -------
     Energy -- 0.3%
     P&L Coal Holdings Corp.                                        9.625%          5/15/08            250             233
                                                                                                                   -------
     Environmental Services -- 0.7%
     Allied Waste North America
       Incorporated                                                10.000%           8/1/09            200             169
     Waste Management Inc.                                          7.000%          7/15/28            450             351
                                                                                                                   -------
                                                                                                                       520
                                                                                                                   -------
     Food, Beverage and Tobacco -- 1.4%
     J. Seagram & Sons                                              7.600%         12/15/28          1,000             955
                                                                                                                   -------

   Legg Mason Global Trust, Inc.

   Global Income Trust-- Continued

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Gas and Pipeline Utilities -- 1.1%
     Occidental Petroleum Corporation                               8.450%          2/15/29            750         $   768
                                                                                                                   -------
     Health Care (Hospital Management) -- 0.2%
     Tenet Healthcare Corporation                                   8.125%          12/1/08            125             114
                                                                                                                   -------
     Industrial Services -- 0.4%
     Blount International Inc.                                     13.000%           8/1/09            250             255
                                                                                                                   -------
     Media -- 1.7%
     News America Holdings Incorporated                             8.500%          2/23/25            860             884
     Time Warner,  Inc.                                             6.625%          5/15/29            400             330
                                                                                                                   -------
                                                                                                                     1,214
                                                                                                                   -------
     Oil and Gas -- 0.9%
     Conoco Inc.                                                    5.900%          4/15/04            700             668
                                                                                                                   -------
     Retail -- 1.0%
     Wal-Mart Stores Inc.                                           6.875%          8/10/09            750             733
                                                                                                                   -------
     Telecommunications -- 4.0%
     Deutsche Telekom International
       Finance BV                                                   8.250%          6/15/30            700             700/D/
     Global Crossing Holdings Limited                               9.500%         11/15/09            250             241/D/
     Grupo Iusacell S.A. de C.V.                                   14.250%          12/1/06            250             262/D/
     IMPSAT Fiber Networks Inc.                                    13.750%          2/15/05            300             268/C/
     Lucent Technologies Inc.                                       6.450%          3/15/29            500             438
     Metromedia Fiber Network Inc.                                 10.000%         12/15/09            250             248
     NEXTLINK Communications, Inc.                                 10.750%           6/1/09            250             248
     Verio Inc.                                                    10.625%         11/15/09            250             278/C/
     VoiceStream Wireless Corporation                               0.000%         11/15/09            111             114/B/
                                                                                                                   -------
                                                                                                                     2,797
                                                                                                                   -------
     Transportation -- 1.5%
     Avis Group Holdings, Inc.                                     11.000%           5/1/09            250             262
     Union Pacific Corporation                                      6.625%           2/1/29          1,000             832
                                                                                                                   -------
                                                                                                                     1,094
                                                                                                                   -------
     Utilities -- 1.2%
     Korea Electric Power Corporation                               7.750%           4/1/13            930             862/D/
                                                                                                                   -------
   Total Corporate Bonds and Notes                                                                                  17,131
                                                                                                                   -------
   Asset-Backed Securities -- 0.5%
     Fixed-Rate Securities -- 0.4%
     Contimortgage Home Equity Loan Trust                           6.420%          4/25/14            288             286

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   Asset-Backed Securities -- Continued
    Indexed Securities -- 0.1%
     SLM Student Loan Trust 1998-2                                  6.484%          4/25/07             52         $    52/E/
                                                                                                                   -------
   Total Asset-Backed Securities                                                                                       338
                                                                                                                   -------
   Mortgage-Backed Securities -- 0.3%
     Stripped Securities -- 0.3%
     GMAC Commercial Mortgage
       Security Incorporated                                        1.025%          7/15/09          7,900             226/C,F(1)/
                                                                                                                   -------
    U.S. Government and Agency Obligations -- 4.1%
     Fixed-Rate Securities -- 1.6%
     Fannie Mae                                                     7.250%          1/15/10            130             131
     Fannie Mae                                                     6.210%           8/6/38             60              53
     Freddie Mac                                                    6.625%          9/15/09            450             435
     Freddie Mac                                                    6.750%          9/15/29            200             191
     Tennessee Valley Authority                                     5.375%         11/13/08            170             151
     Tennessee Valley Authority                                     6.750%          11/1/25            140             135
                                                                                                                   -------
                                                                                                                     1,096
                                                                                                                   -------
     Indexed Securities -- 2.2%
     United States Treasury Inflation-
       Indexed Security                                             3.625%          1/15/08            436             423/G/
     United States Treasury Inflation-
       Indexed Security                                             3.875%          4/15/29          1,166           1,162/G/
                                                                                                                   -------
                                                                                                                     1,585
                                                                                                                   -------
     Stripped Securities -- 0.3%
     United States Treasury Bonds                                   0.000%         11/15/21            730             198/F(2)/
                                                                                                                   -------
   Total U.S. Government and Agency Obligations                                                                      2,879
                                                                                                                   -------
   U.S. Government Agency Mortgage-Backed Securities -- 17.4%
     Fixed-Rate Securities -- 16.1%
     Fannie Mae                                                     6.500%           5/1/29          1,663           1,570
     Fannie Mae                                                     6.500%           7/1/29            675             637
     Fannie Mae                                                     7.500%          7/15/29            500             493/H/
     Fannie Mae                                                     6.500%          12/1/29            995             938
     Fannie Mae                                                     6.500%           1/1/30            996             939
     Fannie Mae                                                     6.500%           2/1/30            995             939
     Fannie Mae                                                     7.500%           2/1/30          2,964           2,922
     Freddie Mac                                                    6.500%           8/1/29          2,367           2,234
     Government National Mortgage Association                       7.000%          8/15/28            200             194
     Government National Mortgage Association                       7.000%          7/15/29            500             486/H/
                                                                                                                   -------
                                                                                                                    11,352
                                                                                                                   -------

   Legg Mason Global Trust, Inc.

   Global Income Trust -- Continued

                                                                                   Maturity
                                                                    Rate             Date           Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   U.S. Government  Agency Mortgage-Backed Securities -- Continued
     Stripped Securities -- 1.3%
     Resolution Funding Corporation                                 0.000%         10/15/19          3,200        $    919/F(2)/
     Resolution Funding Corporation                                 0.000%          4/15/30             90              15/F(2)/
                                                                                                                   -------
                                                                                                                       934
                                                                                                                   -------
   Total U.S. Government Agency Mortgage-Backed Securities                                                          12,286
   Foreign Government Obligations -- 15.3%
     Fixed-Rate Securities -- 12.5%
     Argentine Republic                                             0.000%         10/15/02             40              32/D,I/
     Argentine Republic                                             0.000%         10/15/04            130              79/D,I/
     Argentine Republic                                            11.375%          3/15/10            620             565/D/
     Argentine Republic                                            11.750%          6/15/15             20              18/D/
     Federative Republic of Brazil                                  7.375%          4/15/09            285             238/B,D/
     Federative Republic of Brazil                                  8.000%          4/15/14            776             571/D,J/
     Republic of Colombia                                           9.750%          4/23/09            450             396/D/
     Republic of Colombia                                          11.750%          2/25/20            600             490/D/
     Republic of Panama                                             4.250%          7/17/14            200             160/B,D/
     Republic of Panama                                             7.063%          7/17/16            738             607/D,J/
     Republic of Peru                                               4.500%           3/7/17             50              33/B,D/
     Republic of Peru                                               4.500%           3/7/17            785             523/B,D/
     Republic of Poland                                             6.000%         10/27/14            210             188/B,D/
     Republic of South Korea                                        8.875%          4/15/08             70              72/D/
     Republic of the Philippines                                    9.875%          1/15/19            440             357/D/
     Republic of the Philippines                                    9.500%         10/21/24            325             304/D/
     Republic of the Philippines                                   10.625%          3/16/25            200             171/D/
     Republic of Turkey                                            11.875%          1/15/30            350             374/C,D/
     State of Qatar                                                 9.750%          6/15/30          1,000             989/C,D/
     United Mexican States                                         10.375%          2/17/09            580             618/D/
     United Mexican States                                         11.500%          5/15/26          1,535           1,821/D/
     United Mexican States                                         11.500%          5/15/26            200             240/D/
                                                                                                                   -------
                                                                                                                     8,846
                                                                                                                   -------
     Indexed Securities -- 2.8%
     Argentine Republic                                             7.375%          3/31/05             62              56/D,E/
     Kingdom of Morocco                                             7.750%           1/1/09          1,001             895/D,E/
     Kingdom of Morocco                                             7.750%           1/1/09            110              99/D,E/
     Republic of Bulgaria                                           7.063%          7/28/11          1,175             942/D,E/
     Vnesheconombank                                                7.938%         12/15/15             25               8/C,D,E,K/
                                                                                                                   -------
                                                                                                                     2,000
                                                                                                                   -------
   Total Foreign Government Obligations                                                                             10,846
                                                                                                                   -------


                                                                                                    Par/A/          Value
   --------------------------------------------------------------------------------------------------------------------------
   Warrants -- N.M.
     Firstcom Corporation                                                                            18wts         $  N.M.
                                                                                                                   -------
   Total United States Dollar                                                                                       43,706
                                                                                                                   -------
   Total Long-Term Securities (Identified Cost -- $71,246)                                                          69,479
   --------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 0.4%
   Options Purchased -- 0.1%
     Eurodollar Futures Call, October 2000, Strike Price $92.75                                         41/L/           33
                                                                                                                   -------
   Repurchase Agreements -- 0.3%
     Lehman Brothers, Inc.
       6.60%, dated 6/30/00, to be repurchased at $144 on 7/3/00
       (Collateral: $160 Federal Home Loan Bank Notes, 6.72%,
       due 3/10/14, value $147)                                                                       $144             144
     Merrill Lynch Government Securities, Inc.
       6.55%, dated 6/30/00, to be repurchased at $100 on 7/3/00
       (Collateral: $105 Federal Home Loan Bank Notes, 5.36%,
       due 9/28/05, value $105)                                                                        100             100
                                                                                                                   -------
                                                                                                                       244
                                                                                                                   -------
   Total Short-Term Securities (Identified Cost -- $287)                                                               277
   --------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 98.7% (Identified Cost -- $71,533)                                                          69,756
   Other Assets Less Liabilities -- 1.3%                                                                               932
                                                                                                                   -------
   Net assets consisting of:
   Accumulated paid-in capital applicable to
     8,224 shares outstanding                                                                      $83,546
   Under/(over) distributed net investment income                                                   (1,347)
   Accumulated net realized gain/(loss) on investments
      and currency transactions                                                                     (9,758)
   Unrealized appreciation/(depreciation) of investments
     and currency transactions                                                                      (1,753)
                                                                                                   -------
   Net assets -- 100.0%                                                                                            $70,688
                                                                                                                   =======
   Net asset value per share                                                                                         $8.60
                                                                                                                     =====

   Legg Mason Global Trust, Inc.

   Global Income Trust -- Continued

                                                                                    Expiration        Actual       Appreciation/
                                                                                       Date         Contracts      (Depreciation)
   ------------------------------------------------------------------------------------------------------------------------------
   Options Written/M/
   Eurodollar Futures Call, Strike Price $93.25                                    October 2000           12            $   5
   Eurodollar Futures Call, Strike Price $93.50                                    October 2000            4                1
   U.S. Treasury Bond Futures Put, Strike Price $94                               September 2000          13                5
                                                                                                                        -----
                                                                                                                        $  11
                                                                                                                        -----
   Futures Contracts Written/M/
   U.S. Treasury Bond Futures                                                     September 2000          27            $ (22)
   U.S. Treasury Bond Futures                                                     September 2000          27                4
                                                                                                                        -----
                                                                                                                         $(18)
   ------------------------------------------------------------------------------------------------------------------------------

   /A/ Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency.
   /B/ Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
   /C/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 5.31% of net assets.
   /D/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /E/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR), Consumer Price Index
       (CPI), or the One-Year Treasury Constant Maturity Rate.
   /F/ Stripped Security -- Security with interest-only or principal-only payment streams, denoted by (1) or (2), respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
   /G/ U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
   /H/ When-issued security -- Security purchased on a delayed delivery basis.
       Final settlement amount and maturity date have not yet been announced. /I/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /J/ Front-Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.
   /K/ Bond is in default at June 30, 2000.
   /L/ Actual number of contracts.
   /M/ Options and futures are described in more detail in the notes to financial statements.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Global Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

International Equity Trust

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.7%
   Argentina -- 0.2%
   Banco de Galicia y Buenos Aires S.A. de C.V.                                 108                       $    404
                                                                                                          --------
   Australia -- 1.2%
   Australia & New Zealand Banking Group Limited                                 78                            594
   Newcrest Mining Limited                                                       76                            206/A/
   Qantas Airways Limited                                                       499                          1,008
   Westfield Trust                                                              302                            586
   Woolworths Limited                                                           188                            692/A/
                                                                                                          --------
                                                                                                             3,086
                                                                                                          --------
   Belgium -- 0.1%
   Agfa Gevaert NV                                                               13                            289
   Suez Lyonnaise des Eaux - Strip                                               20                           N.M./A/
                                                                                                          --------
                                                                                                               289
                                                                                                          --------
   Brazil -- 0.4%
   Tele Norte Leste Participacoes S.A. ADR                                       40                            951/A/
                                                                                                          --------
   Canada -- 1.2%
   Bank of Nova Scotia                                                           23                            559
   BCE Emergis Inc.                                                               7                            421/A/
   Bombardier Inc.                                                               38                          1,032
   Canadian Natural Resources Ltd.                                               25                            721/A/
   Dofasco Inc.                                                                  22                            354
   Stelco Inc.                                                                    2                              7
                                                                                                          --------
                                                                                                             3,094
                                                                                                          --------
   Denmark -- 0.3%
   Vestas Wind Systems A/S                                                       20                            731/A/
                                                                                                          --------
   Finland -- 2.9%
   Nokia Oyj                                                                    138                          7,052/A/
   Stonesoft Oyj                                                                 13                            205/A/
                                                                                                          --------
                                                                                                             7,257
                                                                                                          --------
   France -- 10.8%
   Alcatel                                                                       34                          2,197
   Axa                                                                           17                          2,725/A/
   BNP Paribas SA                                                                22                          2,069
   Credit Lyonnais                                                               21                          1,003/A/
   Dexia - Strip VVPR                                                             5                           N.M./A/
   France Telecom S.A.                                                           27                          3,802
   Pechiney SA                                                                   25                          1,047
   Pernod-Ricard SA                                                               7                            386

   Legg Mason Global Trust, Inc.

   International Equity Trust -- Continued

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
   France -- Continued
   PSA Peugeot Citroen                                                            9                       $  1,866
   Publicis SA                                                                    1                            272
   Rhodia SA                                                                     57                            956/A/
   Sagem SA                                                                       1                            586
   SEITA                                                                         40                          1,659
   Societe Generale                                                              34                          2,069
   STMicroelectronics                                                            39                          2,426/A/
   Total Fina SA                                                                 16                          2,397
   Usinor SA                                                                     34                            417
   Vivendi SA                                                                    17                          1,501
                                                                                                          --------
                                                                                                            27,378
                                                                                                          --------
   Germany -- 5.4%
   Allianz AG                                                                     7                          2,658/A/
   Deutsche Pfrandbrief-und Hypothekenbank AG                                     7                            748
   Deutsche Telekom AG                                                           77                          4,413
   EM. TV & Merchandising AG                                                     17                          1,013/A/
   Muenchener Rueckversicherungs-Gesellschaft AG                                  5                          1,712
   Siemens AG                                                                    19                          2,926
   Singulus Technologies AG                                                       6                            326/A/
                                                                                                          --------
                                                                                                            13,796
                                                                                                          --------
   Hong Kong -- 2.8%
   Brilliance China Automotive Holdings Limited ADR                              48                            834
   China Mobile (Hong Kong) Limited                                             105                            926/A/
   Citic Pacific Ltd.                                                           210                          1,102
   Dao Heng Bank Group Ltd.                                                     319                          1,412
   First Pacific Company Limited                                                873                            297/A/
   Hutchison Whampoa Limited                                                    113                          1,424
   Peregrine Investment Holdings Limited                                        256                           N.M./A,B/
   Swire Pacific Ltd.                                                           184                          1,075
                                                                                                          --------
                                                                                                             7,070
                                                                                                          --------
   Ireland -- 0.5%
   Kerry Group Plc                                                               94                          1,229/A/
                                                                                                          --------
   Italy -- 4.7%
   Assicurazioni Generali                                                        65                          2,221/A/
   Banca Agricola Mantovana                                                       7                             55/A/
   Benetton Group S.p.A.                                                        229                            479/A/
   ENI SpA                                                                      375                          2,168/A/
   Fiat S.p.A.                                                                   23                            594/A/
   Telecom Italia SpA                                                           199                          2,732/A/

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
   Italy -- Continued
   Telecom Italia Mobile (TIM) SpA                                              292                       $  2,978/A/
   UniCredito Italiano S.p.A.                                                   141                            676/A/
                                                                                                          --------
                                                                                                            11,903
                                                                                                          --------
   Japan -- 25.5%
   Benesse Corporation                                                           11                            790/A/
   Canon, Inc.                                                                   40                          1,990
   Chubu Electric Power Company, Incorporated                                    48                            860/A/
   Chugai Pharmaceutical Co., Ltd.                                               97                          1,833
   Citizen Watch Co., Ltd.                                                      163                          1,573
   Credit Saison Co., Ltd.                                                       32                            737/A/
   DAIKIN INDUSTRIES, LTD.                                                       38                            883/A/
   DAITO TRUST CONSTRUCTION CO., LTD.                                            43                            703/A/
   Daiwa Securities Group Inc.                                                  145                          1,913
   Denso Corporation                                                             16                            389
   Eisai Company, Ltd.                                                           42                          1,351
   Fuji Heavy Industries Ltd.                                                   204                          1,480
   Fujitsu Limited                                                               22                            761/A/
   HONDA MOTOR CO., LTD.                                                         30                          1,021
   Kao Corporation                                                               56                          1,710
   Kawasaki Steel Corporation                                                   248                            355
   Keyence Corporation                                                            2                            693
   Kishu Paper Co., Ltd.                                                         10                             19
   Kyocera Corporation                                                            2                            339/A/
   Marubeni Corporation                                                         234                            805
   Matsushita Electric Industrial Company Ltd.                                   25                            648
   Mitsubishi Chemical Corporation                                              180                            738
   Mitsubishi Corporation                                                        81                            732
   Mitsubishi ELectric Corporation                                              106                          1,147
   Mitsubishi Rayon Company, Ltd.                                               538                          1,638
   MITSUI & CO., LTD.                                                           104                            794
   Mitsui Chemicals, Inc.                                                        39                            272
   Murata Manufacturing Co., Ltd.                                                11                          1,578
   NEC Corporation                                                               77                          2,417
   Nintendo Co., Ltd.                                                             3                            436/A/
   Nippon Steel Corporation                                                     406                            853
   Nippon Telegraph & Telephone Corporation (NTT)                              N.M.                          2,658/A/
   OJI PAPER CO., LTD.                                                          121                            832/A/
   OLYMPUS OPTICAL CO., LTD.                                                     38                            681
   Rengo Co., Ltd.                                                               24                            130
   Ricoh Company, Ltd.                                                           72                          1,523
   Rohm Company Ltd.                                                              6                          1,753

   Legg Mason Global Trust, Inc.

   International Equity Trust -- Continued

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
   Japan -- Continued
   Sankyo Company, Ltd.                                                          13                       $    583/A/
   SANYO ELECTRIC CO., LTD.                                                      75                            674
   Secom Co., Ltd.                                                                7                            511
   Sharp Corporation                                                             47                            831
   Shin-Etsu Chemical Co., Ltd.                                                   6                            304
   Sony Corporation                                                              13                          1,222/A/
   Sumitomo Forestry Company                                                     11                             74/A/
   Sumitomo Rubber Industries, Ltd.                                              16                             96
   Taisho Pharmaceutical Company, Ltd.                                           45                          1,612/A/
   Takeda Chemical Industries                                                    48                          3,149
   TEIJIN LIMITED                                                               110                            536
   The Bank of Iwate, Ltd.                                                     N.M.                              1/A/
   The Bank of Tokyo-Mitsubishi, Ltd.                                            21                            254/A/
   The Chiba Bank, Ltd.                                                          89                            351
   The Nomura Securities Co., Ltd.                                               61                          1,492/A/
   The Sakura Bank, Ltd.                                                         42                            290
   The Tokai Bank Ltd.                                                          102                            503
   Tokyo Electric Power                                                          34                            833/A/
   TOKYO SEIMITSU CO., LTD.                                                       8                          1,071/A/
   TOSHIBA CORPORATION                                                          250                          2,820/A/
   TOSOH CORPORATION                                                            124                            625
   Toyota Motor Corporation                                                      58                          2,640
   YAKULT HONSHA CO., LTD                                                       163                          2,165
   Yamaha Motor Co., Ltd.                                                        47                            430
   Yamanouchi Pharmaceutical Co., Ltd.                                           23                          1,255/A/
   YASKAWA Electric Corporation                                                 115                          1,373/A/
                                                                                                          --------
                                                                                                            64,730
                                                                                                          --------
   Malaysia -- 0.2%
   Genting Berhad                                                               170                            626
                                                                                                          --------
   Mexico -- 0.3%
   Fomento Economico Mexicano, S.A. de C.V.                                     135                            576/A/
   Fomento Economico Mexicano, S.A. de C.V. ADR                                   7                            301
                                                                                                          --------
                                                                                                               877
                                                                                                          --------
   Netherlands -- 7.3%
   Aegon N.V.                                                                    34                          1,195
   Buhrmann NV                                                                   58                          1,644/A/
   CSM NV                                                                        51                          1,005/A/
   Dsm N.V.                                                                      48                          1,540/A/
   IHC Caland N.V.                                                                4                            204
   ING Groep N.V.                                                                42                          2,825

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
   Netherlands -- Continued
   Koninklijke (Royal) Philips Electronics N.V.                                  62                       $  2,905
   Koninklijke Numico N.V.                                                       16                            759/A/
   Koninklijke Numico N.V. - Coupons                                             16                              8/A/
   KPN NV                                                                        40                          1,794
   Royal Dutch Petroleum Company                                                 52                          3,257
   TNT Post Group NV                                                             54                          1,446
                                                                                                          --------
                                                                                                            18,582
                                                                                                          --------
   Portugal -- 0.5%
   Portugal Telecom SA                                                          104                          1,166
                                                                                                          --------
   Russia -- 0.2%
   Surgutneftegaz ADR                                                            48                            633
                                                                                                          --------
   Saudi Arabia -- 0.2%
   ABSA Group Limited                                                           153                            578
                                                                                                          --------
   Singapore -- 2.0%
   Overseas Union Bank Ltd.                                                     268                          1,040/A/
   Singapore Technologies Engineering Ltd                                       942                          1,385/A/
   Total Access Communication Public Company Limited                            242                            973/A/
   United Overseas Bank Ltd.                                                    146                            957
   Venture Manufacturing (Singapore) Ltd.                                        70                            713
                                                                                                          --------
                                                                                                             5,068
                                                                                                          --------
   South Korea -- 0.4%
   Samsung Electronics                                                            3                          1,019
   Samsung Fire & Marine Insurance                                             N.M.                             13/A/
                                                                                                          --------
                                                                                                             1,032
                                                                                                          --------
   Spain -- 4.4%
   Acciona SA                                                                    39                          1,496/A/
   Banco Santander Central Hispano, SA                                           72                            756
   Fomento do Construcciones y Contratas S.A.                                    47                            884
   Gas Natural SDG, S.A.                                                         93                          1,671/A/
   Hidroelectrica del Cantabrico, SA                                             62                          1,298/A/
   Repsol-YPF, S.A.                                                              97                          1,937/A/
   Telefonica S.A.                                                              140                          3,014
                                                                                                          --------
                                                                                                            11,056
                                                                                                          --------
   Sweden -- 3.4%
   Electrolux AB                                                                 59                            905
   Holmen AB                                                                     33                            726

   Legg Mason Global Trust, Inc.

   International Equity Trust -- Continued

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
   Sweden -- Continued
   OM Gruppen AB                                                                 11                          $ 487/A/
   Skandia Forsakrings AB                                                        16                            433
   Svenska Cellulosa AB                                                          65                          1,231
   Telefonaktiebolaget LM Ericsson AB                                           242                          4,788/A/
                                                                                                          --------
                                                                                                             8,570
                                                                                                          --------
   Switzerland -- 6.0%
   ABB Ltd.                                                                      22                          2,579/A/
   Adecco SA                                                                      1                            688
   Compagnie Financiere Richemont AG                                           N.M.                            822
   Credit Suisse Group                                                           11                          2,119
   Nestle SA                                                                      1                          1,481
   Novartis AG                                                                    2                          2,804/A/
   Roche Holding AG                                                            N.M.                          1,499/A/
   The Swatch Group AG                                                            3                            678
   UBS AG                                                                        17                          2,549/A/
                                                                                                          --------
                                                                                                            15,219
                                                                                                          --------
   Thailand -- 0.2%
   Bangkok Bank Public Company Limited                                          498                            610
                                                                                                          --------
   United Kingdom -- 17.6%
   Alliance & Leicester plc                                                      21                            183/A/
   Arjo Wiggins Appleton p.l.c.                                                 241                            936
   ARM Holdings plc                                                             218                          2,330/A/
   AstraZeneca Group plc                                                         57                          2,647
   Barclays PLC                                                                  69                          1,720
   BG Group plc                                                                 279                          1,803/A/
   BP Amoco Plc                                                                 454                          4,356
   British Telecommunications plc                                               149                          1,923
   Celltech Group                                                                57                          1,104/A/
   Centrica plc                                                                 712                          2,376/A/
   CGNU PLC                                                                      77                          1,277
   Cookson Group plc                                                             88                            295
   George Wimpey plc                                                            597                          1,045
   Glaxo Wellcome plc                                                            51                          1,475
   Glynwed International plc                                                    192                            688
   Henlys Group plc                                                              12                             69/A/
   Lloyds TSB Group plc                                                         163                          1,541
   Logica plc                                                                    68                          1,616
   Marconi plc                                                                  128                          1,668
   Next Plc                                                                      58                            505
   Rolls-Royce plc                                                              310                          1,101

                                                                           Shares/Par                       Value
   ------------------------------------------------------------------------------------------------------------------
   United Kingdom -- Continued
   Scottish & Southern Energy plc                                               222                       $  2,039
   Signet Group plc                                                             727                            608/A/
   Smith & Nephew plc                                                           412                          1,520
   SmithKline Beecham Plc                                                       135                          1,770
   Standard Chartered plc                                                        75                            928
   The Sage Group plc                                                           121                            979/A/
   Vodafone AirTouch PLC                                                      1,529                          6,176
                                                                                                          --------
                                                                                                            44,678
                                                                                                          --------
   Total Common Stocks and Equity Interests (Identified Cost -- $234,004)                                  250,613
   ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%
   Bank of America
     6.82%, dated 6/30/00, to be repurchased at $1,206 on 7/3/00
     (Collateral: $1,351 Freddie Mac mortgage-backed securities,
     6.00%, due 9/1/28, value $1,243)                                      $  1,205                          1,205
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $1,206 on 7/3/00
     (Collateral: $1,221 Fannie Mae mortgage-backed securities,
     8.50%, due 10/1/28, value $1,251)                                        1,206                          1,206
                                                                                                          --------
   Total Repurchase Agreements (Identified Cost -- $2,411)                                                   2,411
   ------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.6% (Identified Cost -- $236,415)                                                253,024
   Other assets less liabilities -- 0.4%                                                                       960
                                                                                                          --------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     19,609 Primary Class shares outstanding                               $228,824
          3 Navigator Class shares outstanding                                   49
   Accumulated net investment income/(loss)                                  (1,482)
   Accumulated net realized gain/(loss) on investments
     and foreign currency transactions                                       10,214
   Accumulated appreciation/(depreciation) of investments
     and foreign currency transactions                                       16,379
                                                                           --------
   Net assets -- 100.0%                                                                                   $253,984
                                                                                                          ========
   Net asset value per share:
     Primary Class                                                                                          $12.95
                                                                                                            ======
     Navigator Class                                                                                        $13.04
                                                                                                            ======
   ------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   /B/ In bankruptcy proceedings.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Global Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Emerging Markets Trust

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 92.1%
   Brazil -- 8.0%
   Companhia Vale do Rio Doce                                                                 7            $    180
   Embratel Participacoes S.A.                                                           59,900               1,116
   Petroleo Brasileiro S.A.                                                                 122               3,584
   Tele Celular Sul Participacoes S.A.                                                   41,500                 146
   Tele Centro Oeste Celular Participacoes S.A.                                          40,200                 157
   Tele Centro Sul Participacoes S.A. ADR                                                    14                 986/A/
   Tele Nordeste Celular Participacoes S.A.                                             121,800                 330
   Tele Norte Leste Participacoes S.A. ADR                                                   64               1,521/A/
   Tele Norte Leste Participacoes S.A. (Telemar)                                         43,140                 837
   Votorantim Celulose e Papel S.A. ADR                                                      34                 623
                                                                                                           --------
                                                                                                              9,480
                                                                                                           --------
   China -- 2.7%
   China Unicom Limited                                                                     250                 527/A/
   Great Wall Technology Co., Ltd.                                                          500                 346
   Jiangxi Copper Company Ltd.                                                            5,000                 430/A/
   Konka Group Co., Ltd.                                                                  1,000               1,030
   Shenyang Public Utility Holdings Company Limited                                       3,388                 452/A/
   Shenzhen Expressway Company Limited GDR                                                3,000                 416/B/
                                                                                                           --------
                                                                                                              3,201
                                                                                                           --------
   Egypt -- 0.8%
   Egyptian Company for Mobile Service (MobiNil)                                             30                 976/A/
   International Food Egypt                                                                   5                  29/A/
                                                                                                           --------
                                                                                                              1,005
                                                                                                           --------
   Greece -- 1.5%
   Alpha Credit Bank                                                                         23                 892
   Hellenic Telecommunications Organization SA (OTE)                                         38                 920
                                                                                                           --------
                                                                                                              1,812
                                                                                                           --------
   Hong Kong -- 7.7%
   Bank Of East Asia, Ltd.                                                                  250                 584
   Brilliance China Automotive Holdings Limited                                           4,050                 696
   Brilliance China Automotive Holdings Limited ADR                                          83               1,445
   China Mobile (Hong Kong) Limited                                                         500               4,410/A/
   China Pharmaceutical Enterprise and Investment Corporation Limited                     3,000                 366
   China Pharmaceutical Enterprise and Investment Corporation Limited - Warrants             95                   2/A/
   Guangdong Brewery Holdings Limited                                                     5,000                 179
   GZI Transport Limited                                                                  1,500                 219
   Legend Holdings Limited                                                                  500                 484
   TCL International Holdings Limited                                                     2,000                 731/A/
                                                                                                           --------
                                                                                                              9,116
                                                                                                           --------

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
   Hungary -- 0.3%
   Synergon Information Systems GDR                                                          43            $    391/A,B/
                                                                                                           --------
   India -- 8.9%
   Global Tele-Systems Limited                                                               65               1,949
   HDFC Bank Ltd.                                                                           100                 570
   Himachal Futuristic Communications, Ltd.                                                 125               3,975
   Housing Development Finance Corporation Ltd.                                              70                 876
   Vikas WSP Limited                                                                       N.M.                   3
   VisualSoft (India) Limited                                                                12               1,917
   Zee Telefilms Ltd.                                                                       130               1,305
                                                                                                           --------
                                                                                                             10,595
                                                                                                           --------
   Indonesia -- 1.4%
   PT Hanjaya Mandala Sampoerna Tbk                                                         325                 472
   PT Lippo Bank Tbk                                                                     18,921                 270/A/
   PT Lippo Bank Tbk - Certificates                                                      12,460                N.M./A/
   PT Lippo Bank Tbk - Warrants                                                          12,460                N.M./A/
   PT Ramayana Lestari Sentosa Tbk                                                          764                 489
   PT Telekomunikasi Indonesia                                                            1,315                 462
                                                                                                           --------
                                                                                                              1,693
                                                                                                           --------
   Israel -- 0.8%
   Bank Hapoalim                                                                              1                   2
   Makhteshim-Agan Industries Ltd.                                                         N.M.                N.M./A/
   NICE Systems Ltd. ADR                                                                     12                 900/A/
                                                                                                           --------
                                                                                                                902
                                                                                                           --------
   Malaysia -- 5.6%
   AMMB Holdings Berhad                                                                     350               1,170
   Arab Malaysian Finance Berhad                                                          1,078               1,259/A/
   Commerce Asset-Holding Berhad                                                            191                 553
   Lingui Developments Berhad                                                               470                 322
   Magnum Corporation Berhad                                                              1,300                 766
   Malaysian Pacific Industries Berhad                                                       86                 883
   Resorts World Berhad                                                                     234                 640
   Sime Darby Bhd                                                                           802               1,030
                                                                                                           --------
                                                                                                              6,623
                                                                                                           --------

   Legg Mason Global Trust, Inc.

   Emerging Markets Trust -- Continued

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
   Mexico -- 12.1%
   Alfa, S.A.                                                                               105            $    240/A/
   Carso Global Telecom                                                                     476               1,359/A/
   Cemex SA de CV                                                                          N.M.                N.M.
   Cemex SA de CV ADR                                                                        55               1,290/A/
   Cemex SA de CV ADR - Warrants                                                              3                   9/A/
   Consorcio Ara, S.A. de C.V.                                                              360                 424/A/
   Controladora Comercial Mexicana S.A. de C.V.                                             445                 416/A/
   Corporation GEO, S.A. de C.V.                                                             44                  72/A/
   Fomento Economico Mexicana, SA de C.V. ADR                                                40               1,735
   Grupo Financiero Banamex Accival, SA de CV (Banacci)                                     450               1,892/A/
   Grupo Financiero Bancomer, S.A. de C.V.                                                  620                 315/A/
   Grupo Televisa S.A. ADR                                                                   27               1,882/A/
   Telefonos de Mexico SA ADR                                                                22               1,257
   Telefonos de Mexico SA de CV (Telmex)                                                  1,102               3,145
   Wal-Mart de Mexico SA de CV                                                              132                 304/A/
                                                                                                           --------
                                                                                                             14,340
                                                                                                           --------
   Namibia -- 0.6%
   Namibian Minerals Corporation                                                            204                 738/A/
                                                                                                           --------

   Philippines -- 0.7%
   First Philippine Holdings Corporation                                                    858                 446
   Manila Electric Company                                                                  251                 369
                                                                                                           --------
                                                                                                                815
                                                                                                           --------
   Poland -- 1.7%
   Orbis S.A.                                                                                38                 297/A/
   Softbank S.A.                                                                             22               1,137
   Telekomunikacja Polska S.A.                                                               81                 583
                                                                                                           --------
                                                                                                              2,017
                                                                                                           --------
   Russia -- 0.9%
   OAO LUKoil ADR                                                                             5                 236
   RAO Unified Energy Systems ADR                                                            70                 791
                                                                                                           --------
                                                                                                              1,027
                                                                                                           --------
   Singapore -- 1.2%
   Total Access Communication Public Company Limited                                        356               1,431/A/
                                                                                                           --------

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
   South Africa -- 5.1%
   ABSA Group Limited                                                                       290            $  1,098
   Anglo American plc                                                                        14                 651
   Impala Platinum Holdings Limited                                                          17                 639
   Rembrandt Group Limited                                                                  161               1,550
   Sappi Limited                                                                            112                 842
   Sasol Limited                                                                            193               1,295
                                                                                                           --------
                                                                                                              6,075
                                                                                                           --------
   South Korea -- 16.0%
   Hyundai Electronics Industries Co., Ltd.                                                  80               1,579/A/
   Korea Electric Power Corporation                                                          40               1,241
   Korea Telecom Corporation                                                                 20               1,761
   Korea Telecom Corporation ADR                                                             16                 755
   Pohang Iron & Steel Company Ltd.                                                           3                 219
   Samsung Electronics                                                                       25               8,341
   Samsung Fire & Marine Insurance                                                            1                  37
   Shinsegae Department Store Company                                                        30               1,318
   SK Telecom Co., Ltd.                                                                       8               2,455
   Ssangyong Oil Refining Company Ltd.                                                       50               1,202
                                                                                                           --------
                                                                                                             18,908
                                                                                                           --------
   Taiwan -- 9.1%
   Asustek Computer Inc.                                                                    204               1,687
   China Development Industrial Bank Inc.                                                   500                 667/A/
   D-Link Corporation                                                                       403                 943
   Evergreen Marine Corporation                                                             800                 620/A/
   Formosa Chemicals & Fibre Corporation                                                    315                 404
   Hon Hai Precision Industry Co., Ltd                                                      100                 905/A/
   Inventec Co., Ltd                                                                        240                 492
   Macronix International Co., Ltd.                                                         226                 566/A/
   Siliconware Precision Industries Company ADR                                              50                 463/A/
   Systex Corporation GDR                                                                    17                 179/A,B/
   Taiwan Semiconductor Manufacturing Company                                               641               3,044/A/
   United Microelectronics Corporation, Ltd.                                                180                 501/A/
   Yuanta Securities Corporation                                                            288                 345/A/
                                                                                                           --------
                                                                                                             10,816
                                                                                                           --------
   Thailand -- 1.2%
   Bangkok Bank Public Company Limited                                                      600                 735/A/
   Shin Corporations Public Company Limited                                                 125                 656/A/
                                                                                                           --------
                                                                                                              1,391
                                                                                                           --------

   Legg Mason Global Trust, Inc.

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
   Turkey -- 4.1%
   Dogan Sirketler Grubu Holding A.S.                                                    45,000            $  1,088/A/
   Netas Northern Electric Telekomunikasyon A.S.                                         15,120               1,682
   Vestel Electronik Sanayi ve Ticaret A.S.                                               7,000               2,115/A/
                                                                                                           --------
                                                                                                              4,885
                                                                                                           --------
   United States -- 1.7%
   Global TeleSystems Group, Inc.                                                            38                 456/A/
   UTStarcom, Inc.                                                                           50               1,519/A/
                                                                                                           --------
                                                                                                              1,975
                                                                                                           --------
   Total Common Stock and Equity Interests (Identified Cost -- $86,286)                                     109,236
   --------------------------------------------------------------------------------------------------------------------
Preferred Shares -- 5.7%
   Brazil -- 5.6%
   Companhia Cervejaria Brahma ADR                                                           45                 762
   Companhia Paranaense de Energia-Copel ADR                                                 53                 490
   Companhia Vale do Rio Doce                                                                46               1,298
   Companhia Vale do Rio Doce - Rights                                                       11                N.M./A/
   Empresa Brasileira de Aeronautica S.A.                                                   145                 829
   Gerdau S.A.                                                                           99,210               1,210
   IKPC - Industrias Klabin de Papel e Celulose S.A.                                        690                 577
   Itausa - Investimentos Itau S.A.                                                       1,489               1,445
                                                                                                           --------
                                                                                                              6,611
                                                                                                           --------
   Thailand -- 0.1%
   Siam Commercial Bank Public Company Limited - Warrants                                   860                 101/A/
                                                                                                           --------
   Total Preferred Shares (Identified Cost -- $5,006)                                                         6,712
   --------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.1%
   Goldman, Sachs & Company
     6.82%, dated 6/30/00, to be repurchased at $2,446 on 7/3/00
     (Collateral: $2,477 Fannie Mae mortgage-backed securities,
     8.50%, due 10/1/28, value $2,538) (Identified Cost -- $2,445)                       $2,445               2,445
   --------------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.9% (Identified Cost -- $93,737)                                                  118,393
   Other Assets Less Liabilities -- 0.1%                                                                        137
                                                                                                           --------
   Net assets -- 100.0%                                                                                    $118,530
                                                                                                           ========


   --------------------------------------------------------------------------------------------------------------------
   Net assets consisting of:
   Accumulated paid-in capital applicable to
     8,841 shares outstanding                                                                              $103,724
   Accumulated net investment income/(loss)                                                                  (1,452)
   Accumulated net realized gain/(loss) on investments
     and currency transactions                                                                               (7,339)
   Unrealized appreciation/(depreciation) of investments
     and currency transactions                                                                               23,597
                                                                                                           --------
   Net assets -- 100.0%                                                                                    $118,530
                                                                                                           ========
   Net asset value per share                                                                                 $13.41
                                                                                                             ======
   --------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   /B/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.8% of net assets.
   ADR - American Depository Receipt.
   GDR - Global Depository Receipt.
   N.M. - Not meaningful.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Global Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Europe Fund

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.0%
   Finland -- 5.0%
   Nokia Oyj                                                                                118            $  6,027
                                                                                                           --------
   France -- 15.5%
   Air Liquide SA                                                                            18               2,343
   Alcatel                                                                                   41               2,676
   Axa                                                                                       22               3,434
   BNP Paribus SA                                                                            20               1,925
   Dassault Systemes S.A.                                                                    24               2,229
   STMicroelectronics                                                                        32               2,016
   Total Fina SA                                                                             27               4,123
                                                                                                           --------
                                                                                                             18,746
                                                                                                           --------
   Germany -- 7.2%
   Adidas-Salomon AG                                                                         44               2,425
   Deutsche Bank AG                                                                          30               2,472
   Epcos AG                                                                                  15               1,499/A/
   Infineon Technologies AG                                                                  29               2,323/A/
                                                                                                           --------
                                                                                                              8,719
                                                                                                           --------
   Greece -- 1.4%
   Alpha Credit Bank                                                                         41               1,628
                                                                                                           --------
   Italy -- 5.4%
   Bipop-Carire SpA                                                                         252               1,983
   Seat Pagine Gialle SpA                                                                   511               1,764
   Tecnost SpA                                                                              753               2,838/A/
                                                                                                           --------
                                                                                                              6,585
                                                                                                           --------
   Netherlands -- 7.1%
   Heineken NV                                                                               36               2,173
   Koninklijke (Royal) Philips Electronics N.V.                                              81               3,800
   KPN NV                                                                                    58               2,585
   KPN NV - Rights                                                                           20                N.M.
                                                                                                           --------
                                                                                                              8,558
                                                                                                           --------
   Spain -- 4.1%
   Banco Santander Central Hispano, SA                                                      180               1,898
   Telefonica S.A.                                                                          141               3,036/A/
                                                                                                           --------
                                                                                                              4,934
                                                                                                           --------

                                                                                       Shares/Par            Value
   --------------------------------------------------------------------------------------------------------------------
   Sweden -- 7.3%
   Skandia Forsakrings AB                                                                   116            $  3,076
   Telefonaktiebolaget LM Ericsson AB                                                       292               5,780
                                                                                                           --------
                                                                                                              8,856
                                                                                                           --------

   Switzerland -- 7.4%
   ABB Ltd.                                                                                  16               1,880
   Adecco SA                                                                                  2               1,888
   Credit Suisse Group                                                                       13               2,542
   Serono SA                                                                                  3               2,678
                                                                                                           --------
                                                                                                              8,988
                                                                                                           --------

   United Kingdom -- 33.6%
   ARM Holdings plc                                                                         178               1,903/A/
   Barclays PLC                                                                              85               2,105
   BP Amoco Plc                                                                             683               6,555
   Cable & Wireless plc                                                                     168               2,851
   Glaxo Wellcome plc                                                                       195               5,697
   Hays plc                                                                                 472               2,629
   Logica plc                                                                               109               2,584
   Pearson plc                                                                               83               2,628
   Reuters Group PLC                                                                        118               2,014
   3i Group PLC                                                                             124               2,558
   Vodafone AirTouch PLC                                                                  1,828               7,386
   WPP Group plc                                                                            121               1,763
                                                                                                           --------
                                                                                                             40,673
                                                                                                           --------
   Total Common Stock and Equity Interests (Identified Cost -- $96,252)                                     113,714
   --------------------------------------------------------------------------------------------------------------------
Preferred Shares -- 6.2%
   Germany -- 6.2%
   Marschollek, Lautenschlaeger und Partner AG                                                5               2,349
   Porsche AG                                                                              N.M.               1,350
   SAP AG                                                                                    20               3,735
                                                                                                           --------
   Total Preferred Shares (Identified Cost -- $5,035)                                                         7,434
   --------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.2% (Identified Cost -- $101,287)                                                121,148
   Other Assets Less Liabilities -- (0.2)%                                                                     (200)
                                                                                                           --------
   Net assets -- 100.0%                                                                                    $120,948
                                                                                                           ========

   Legg Mason Global Trust, Inc.

   Europe Fund -- Continued


   --------------------------------------------------------------------------------------------------------------------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     2,444 Primary Class shares outstanding                                                                $ 63,143
     2,422 Class A shares outstanding                                                                        34,887
        16 Navigator Class shares outstanding                                                                  (586)
   Accumulated net investment income/(loss)                                                                    (774)
   Accumulated net realized gain/(loss) on investments
     and currency transactions                                                                                4,417
   Accumulated appreciation/(depreciation) of investments
     and currency transactions                                                                               19,861
                                                                                                           --------
   Net assets -- 100.0%                                                                                    $120,948
                                                                                                           ========
   Net asset value per share:
     Primary Class                                                                                           $24.39
                                                                                                             ======
     Class A                                                                                                 $25.15
                                                                                                             ======
     Navigator Class                                                                                         $25.28
                                                                                                             ======
   Maximum offering price per share:
     Class A (net asset value plus sales charge of 4.75% of offering price)                                  $26.40
                                                                                                             ======
   --------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statements of Operations
   Legg Mason Global Trust, Inc.
   (Amounts in Thousands) (Unaudited)

                                                                         Six Months Ended 6/30/00
                                                       -----------------------------------------------------------
                                                        Global          International   Emerging
                                                        Income             Equity        Markets          Europe
                                                         Trust             Trust          Trust            Fund
   ---------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                            $ 3,224           $    121       $     76         $     28
   Dividends                                                --              2,687            879              906
       Less foreign tax withheld                           (69)              (425)           (74)             (87)
                                                       -------           --------       --------         --------
       Total income                                      3,155              2,383            881              847
                                                       -------           --------       --------         --------

Expenses:
   Management fee                                          288              1,003            616              647
   Distribution and service fees                           288              1,336            616              387
   Transfer agent and shareholder servicing expense         27                130             51               41
   Audit and legal fees                                     20                 29             27               23
   Custodian fee                                            87                282            234              150
   Directors' fees                                           3                  8              4                6
   Organization expense                                     --                 --              7               35
   Registration fees                                         7                 12             17               30
   Reports to shareholders                                   7                 31             17               22
   Other expenses                                            2                  5              1               26
                                                       -------           --------       --------         --------
                                                           729              2,836          1,590            1,367
       Less fees waived                                     --                 --            (51)             --
                                                       -------           --------       --------         --------
       Total expenses, net of waivers                      729              2,836          1,539            1,367
                                                       -------           --------       --------         --------
   Net Investment Income/(Loss)                          2,426               (453)          (658)            (520)
                                                       -------           --------       --------         --------

Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on:
       Investments, options and futures                   (887)            10,174          9,859            4,613
       Foreign currency transactions                    (3,555)               136            (87)             (34)
                                                       -------           --------       --------         --------
                                                        (4,442)            10,310          9,772            4,579
                                                       -------           --------       --------         --------
   Change in unrealized appreciation/
     (depreciation) of:
       Investments, options and futures                 (1,848)           (31,902)       (15,509)         (12,747)
       Assets and liabilities denominated in foreign
         currencies                                        (25)              (312)             7               (1)
                                                       -------           --------       --------         --------
                                                        (1,873)           (32,214)       (15,502)         (12,748)
   ---------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain/(Loss) on
     Investments                                        (6,315)           (21,904)        (5,730)          (8,169)
   ---------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations      $(3,889)          $(22,357)      $ (6,388)        $ (8,689)
   ---------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Statements of Changes in Net Assets
   Legg Mason Global Trust, Inc.
   (Amounts in Thousands)

                                                 Global            International             Emerging
                                                 Income               Equity                  Markets                 Europe
                                                 Trust                Trust                    Trust                   Fund
                                        --------------------   --------------------    --------------------    --------------------
                                        Six Months    Year     Six Months    Year      Six Months    Year      Six Months    Year
                                          Ended      Ended       Ended      Ended        Ended      Ended        Ended      Ended
                                         6/30/00    12/31/99    6/30/00    12/31/99     6/30/00    12/31/99     6/30/00    12/31/99
   --------------------------------------------------------------------------------------------------------------------------------
                                       (Unaudited)            (Unaudited)             (Unaudited)             (Unaudited)
Change in Net Assets:
   Net investment income/(loss)        $  2,426     $  4,717  $   (453)    $   (157)  $   (658)    $   (716)  $   (520)   $   (754)
   Net realized gain/(loss) on
     investments, options, futures
     and foreign currency
     transactions                        (4,442)      (7,997)   10,310       39,714      9,772        5,241      4,579      17,778

   Change in unrealized
     appreciation/(depreciation) of
     investments, options, futures
     and assets and liabilities
     denominated in foreign
     currencies                          (1,873)      (1,184)  (32,214)      10,752    (15,502)      46,417    (12,748)     10,206
   --------------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                     (3,889)      (4,464)  (22,357)      50,309     (6,388)      50,942     (8,689)     27,230

   Distributions to shareholders:
     From net investment income:
        Primary Class                    (2,259)        (657)       --         (992)        --           --         --        (132)
        Class A                             N/A          N/A       N/A          N/A        N/A          N/A         --        (166)
        Navigator Class                     N/A          N/A        --           (1)       N/A          N/A         --          (1)
     In excess of net investment
       income:
        Primary Class                        --       (4,035)       --           --         --           --         --          --
     From net realized gain on
       investments:
        Primary Class                        --         (881)   (3,645)     (16,590)        --           --     (3,471)     (3,892)
        Class A                             N/A          N/A       N/A          N/A        N/A          N/A     (3,533)     (5,428)
        Navigator Class                     N/A          N/A        (1)          (3)       N/A          N/A        (23)        (27)
     Change in net assets from Fund
       share transactions:
        Primary Class                    (9,798)     (24,134)  (15,298)       3,997      4,160       27,475     11,200      17,600
        Class A                             N/A          N/A       N/A          N/A        N/A          N/A    (10,306)     10,439
        Navigator Class                     N/A          N/A        (1)          --        N/A          N/A         82          87
   --------------------------------------------------------------------------------------------------------------------------------
   Change in net assets                 (15,946)     (34,171)  (41,302)      36,720     (2,228)      78,417    (14,740)     45,710

Net Assets:
   Beginning of period                   86,634      120,805   295,286      258,566    120,758       42,341    135,688      89,978
   --------------------------------------------------------------------------------------------------------------------------------
   End of period                       $ 70,688     $ 86,634  $253,984     $295,286   $118,530     $120,758   $120,948    $135,688
   --------------------------------------------------------------------------------------------------------------------------------
   Under/(over) distributed
     net investment income             $ (1,347)    $ (1,514) $ (1,482)    $ (1,029)  $ (1,452)    $   (794)  $   (774)   $   (257)
   --------------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Financial Highlights
   Legg Mason Global Trust, Inc.

     Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                           Investment Operations                             Distributions
                                  ------------------------------------- -----------------------------------------------------------
                                             Net Realized and
                                             Unrealized Gain/
                                            (Loss) on Invest-                                    From     In Excess
                        Net Asset    Net     ments, Options,    Total     From      In Excess    Net       of Net
                          Value,  Investment   Futures and      From       Net       of Net   Realized    Realized
                        Beginning  Income/  Foreign Currency Investment Investment Investment  Gain on     Gain on       Total
                        of Period  (Loss)    Transactions    Operations   Income     Income  Investments Investments Distributions
   --------------------------------------------------------------------------------------------------------------------------------
Global Income Trust
   --Primary Class
   Six Months Ended
     June 30, 2000*      $ 9.28    $.26       $ (.68)        $ (.42)      $ (.26)     $  --     $  --       $  --      $ (.26)
   Years Ended Dec. 31,
     1999                 10.14     .40         (.74)          (.34)        (.01)      (.43)     (.08)         --        (.52)
     1998                  9.60     .37          .70           1.07         (.47)        --      (.06)         --        (.53)
     1997                 10.41     .54         (.71)          (.17)        (.48)      (.05)     (.11)         --        (.64)
     1996                 10.33     .59          .21            .80         (.62)        --      (.10)         --        (.72)
     1995                  9.54     .63         1.32           1.95        (1.16)        --        --          --       (1.16)

International Equity Trust
   --Primary Class
   Six Months Ended
     June 30, 2000*      $14.23   $(.03)      $(1.06)        $(1.09)      $   --      $  --     $(.19)      $  --      $ (.19)
   Years Ended Dec. 31,
     1999                 12.64      --         2.51           2.51         (.05)        --      (.87)         --        (.92)
     1998                 11.78     .01          .99           1.00         (.14)        --        --          --        (.14)
     1997                 12.09     .02          .19            .21         (.08)        --      (.44)         --        (.52)
     1996                 10.70     .02/D/      1.74           1.76         (.05)        --      (.32)         --        (.37)
     1995/E/              10.00     .04/D/       .77            .81         (.04)        --        --        (.07)       (.11)

Emerging Markets Trust
   --Primary Class
   Six Months Ended
     June 30, 2000*      $14.00   $(.07)/F/   $ (.52)        $ (.59)      $   --      $  --     $  --       $  --      $   --
   Years Ended Dec. 31,
     1999                  6.96    (.08)/F/     7.12           7.04           --         --        --          --          --
     1998                  9.85     .01/F/     (2.90)         (2.89)          --         --        --          --          --
     1997                 10.51    (.02)/F/     (.63)          (.65)        (.01)        --        --          --        (.01)
     1996/G/              10.00    (.03)/F/      .57            .54         (.03)        --        --          --        (.03)

   --------------------------------------------------------------------------------------------------------------------------------
                                                                                     Ratios/Supplemental Data
                                                           ------------------------------------------------------------------------
                                                                                            Net
                                            Net Asset                                   Investment                    Net Assets,
                                             Value,                      Expenses      Income/(Loss)    Portfolio      End of
                                             End of          Total      to Average      to Average      Turnover       Period
                                             Period        Return/A/    Net Assets      Net Assets        Rate     (in thousands)
   --------------------------------------------------------------------------------------------------------------------------------
Global Income Trust
   --Primary Class
   Six Months Ended
     June 30, 2000*                          $ 8.60        (4.54)%/B/      1.90%/C/        6.48%/C/        213%/C/   $ 70,688
   Years Ended Dec. 31,
     1999                                      9.28        (3.23)%         1.90%           4.58%           354%        86,634
     1998                                     10.14        11.50%          1.87%           4.51%           288%       120,805
     1997                                      9.60        (1.69)%         1.86%           5.39%           241%       136,732
     1996                                     10.41         8.22%          1.86%           5.80%           172%       161,549
     1995                                     10.33        20.80%          1.81%           5.72%           169%       153,954

International Equity Trust
   --Primary Class
   Six Months Ended
     June 30, 2000*                          $12.95        (7.69)%/B/      2.12%/C/        (.34)%/C/       157%/C/   $253,939
   Years Ended Dec. 31,
     1999                                     14.23        20.58%          2.13%           (.06)%          148%       295,236
     1998                                     12.64         8.49%          2.14%            .06%            72%       258,521
     1997                                     11.78         1.76%          2.17%            .17%            59%       227,655
     1996                                     12.09        16.49%          2.25%/D/         .21%/D/         83%       167,926
     1995/E/                                  10.70         8.11%/B/       2.25%/C,D/       .52%/C,D/       58%/C/     65,947

Emerging Markets Trust
   --Primary Class
   Six Months Ended
     June 30, 2000*                          $13.41        (4.21)%/B/      2.50%/C,F/     (1.07)%/C,F/     119%/C/   $118,530
   Years Ended Dec. 31,
     1999                                     14.00       101.15%          2.50%/F/       (1.06)%/F/       123%       120,758
     1998                                      6.96       (29.34)%         2.50%/F/         .09%/F/         76%        42,341
     1997                                      9.85        (6.18)%         2.50%/F/        (.76)%/F/        63%        65,302
     1996/G/                                  10.51         5.40%/B/       2.50%/C,F/      (.68)%/C,F/      46%/C/     21,206
   --------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Global Trust, Inc.

                                           Investment Operations                             Distributions
                                  ------------------------------------- -----------------------------------------------------------
                                             Net Realized and
                                             Unrealized Gain/
                                            (Loss) on Invest-                                    From     In Excess
                        Net Asset    Net     ments, Options,    Total     From      In Excess    Net       of Net
                          Value,  Investment   Futures and      From       Net       of Net   Realized    Realized
                        Beginning  Income/  Foreign Currency Investment Investment Investment  Gain on     Gain on       Total
                        of Period  (Loss)    Transactions    Operations   Income     Income  Investments Investments Distributions
   --------------------------------------------------------------------------------------------------------------------------------
Europe Fund/H/
   --Primary Class
   Six Months Ended
     June 30, 2000*      $27.90    $(.14)     $(1.90)        $(2.04)      $  --       $  --     $(1.47)     $  --      $(1.47)
   Years Ended Dec. 31,
     1999                 24.39     (.29)/I/    5.97           5.68        (.07)         --      (2.10)        --       (2.17)
     1998                 20.86      .11/J/     8.09           8.20        (.36)         --      (4.31)        --       (4.67)
     1997/K/              26.56     (.10)/J/     .23            .13          --          --      (5.83)        --       (5.83)

   --Class A
   Six Months Ended
     June 30, 2000*      $28.61    $(.07)     $(1.92)        $(1.99)      $  --       $  --     $(1.47)     $  --      $(1.47)
   Years Ended Dec. 31,
     1999                 24.77     (.09)/I/    6.10           6.01        (.07)         --      (2.10)        --       (2.17)
     1998                 20.97      .02/L/     8.52           8.54        (.43)         --      (4.31)        --       (4.74)
     1997                 24.24     (.05)/L/    4.11           4.06          --          --      (7.33)        --       (7.33)
     1996                 21.13      .02        6.34           6.36          --          --      (3.25)        --       (3.25)
     1995                 17.68      .01        3.50           3.51        (.06)         --         --         --        (.06)
   --------------------------------------------------------------------------------------------------------------------------------
                                                                                     Ratios/Supplemental Data
                                                           ------------------------------------------------------------------------
                                                                                            Net
                                            Net Asset                                   Investment                    Net Assets,
                                             Value,                      Expenses      Income/(Loss)    Portfolio      End of
                                             End of          Total      to Average      to Average      Turnover       Period
                                             Period        Return/A/    Net Assets      Net Assets        Rate     (in thousands)
   --------------------------------------------------------------------------------------------------------------------------------
Europe Fund/H/
   --Primary Class
   Six Months Ended
     June 30, 2000*                          $24.39        (7.56)%/B/      2.53%/C/       (1.18)%/C/       165%/C/   $59,614
   Years Ended Dec. 31,
     1999                                     27.90        24.44%          2.58%          (1.15)%           93%       56,871
     1998                                     24.39        40.48%          2.51%/J/       (1.15)%/J/       103%       32,325
     1997/K/                                  20.86          .68%/B/       2.50%/J,C/     (1.79)%/J,C/     123%/C/       302

   --Class A
   Six Months Ended
     June 30, 2000*                          $25.15        (7.20)%/B/      1.75%/C/        (.48)%/C/       165%/C/   $60,922
   Years Ended Dec. 31,
     1999                                     28.61        25.41%          1.79%           (.38)%           93%       78,429
     1998                                     24.77        41.85%          1.81%/L/        (.10)%/L/       103%       57,406
     1997                                     20.97        17.52%          1.90%/L/        (.12)%/L/       123%       52,253
     1996                                     24.24        31.53%          2.00%            .10%           109%       70,991
     1995                                     21.13        19.90%          2.10%            .10%           148%       62,249
   --------------------------------------------------------------------------------------------------------------------------------

   /A/ Excluding sales charge for Europe Fund's Class A shares.
   /B/ Not annualized.
   /C/ Annualized.
   /D/ Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25% until April 30, 2001. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1996, 2.32%; and 1995, 2.91%.
   /E/ For the period February 17, 1995 (commencement of operations) to December
       31, 1995.
   /F/ Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50% until April 30, 2001. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 2000, 2.58%; 1999, 2.75%; 1998, 2.78%; 1997, 2.86%; and 1996, 3.71%.
   /G/ For the period May 28, 1996 (commencement of operations) to December 31,
       1996.
   /H/ The financial information for Europe Fund Class A shares for the years ended December 31, 1995 and 1996, is for the Worldwide Value Fund, Bartlett Europe Fund's and Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.
   /I/ Computed using average monthly shares outstanding.
   /J/ Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:1998, 2.59%; 1997, 2.68%.
   /K/ For the period July 23, 1997 (commencement of operations) to December 31,
       1997.
   /L/ The expense ratio shown reflects both the operations of Worldwide Value
       Fund,Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations throughDecember 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.89%; 1997, 2.08%.
   *   Unaudited

   See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Global Trust, Inc.
   (Amounts in Thousands) (Unaudited)

   -----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

      Each Fund consists of at least two classes of shares: Primary Class, offered since April 15, 1993, for Global Income; since February 17, 1995, for International Equity; since May 28, 1996, for Emerging Markets; and since July 23, 1997, for Europe Fund; and Navigator Class, offered to certain institutional investors since May 5, 1998, for International Equity and since August 21, 1997, for Europe Fund. The Navigator Class of Global Income and Emerging Markets has not commenced operations. Europe Fund also offers Class A shares. Information about Navigator Class is contained in a separate report to its shareholders. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 fees, which are charged only on Primary and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. ("Worldwide"). Prior to July 21, 1997, Worldwide was a closed-end registered investment company whose single class of shares traded on the New York StockExchange ("NYSE").

   Security Valuation

      Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

      Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

   Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

      (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------
   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 2000, there were no dividends or capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                 Receivable for          Payable for
                                 Securities Sold     Securities Purchased
   ----------------------------------------------------------------------
   Global Income                     $ 2,079                $ 2,856
   International Equity               12,537                 12,073
   Emerging Markets                       --                    382
   Europe Fund                            --                    686

   Deferred Organizational Expense

      Deferred organizational expenses of $73 for Emerging Markets and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and which remain outstanding at the time of redemption.

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Foreign Taxes

      Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

      Gains realized upon disposition of Indian, Malaysian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds. As of June 30, 2000, there was a deferred tax liability of $1,060 accrued on unrealized net capital gains in Emerging Markets.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   -----------------------------------------------------------------------------
2. Investment Transactions:

      For the six months ended June 30, 2000, investment transactions (excluding short-term investments) were as follows:

                                        Purchases                       Proceeds From Sales
                             -------------------------------     ---------------------------------
                             U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
   -----------------------------------------------------------------------------------------------
   Global Income                    $43,020          $ 37,433            $46,481         $ 48,988
   International Equity                  --           204,830                 --          218,810
   Emerging Markets                      --            64,790                 --           60,923
   Europe Fund                           --           104,412                 --          107,213

      At June 30, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                Net
                                                                           Appreciation/
                               Cost        Appreciation   Depreciation    (Depreciation)
   ---------------------------------------------------------------------------------------
   Global Income             $ 71,533        $   908       $ (2,685)         $(1,777)
   International Equity       236,415         29,205        (12,596)          16,609
   Emerging Markets            93,737         30,530         (5,874)          24,656
   Europe Fund                101,287         24,589         (4,728)          19,861

      Unused capital loss carryforwards for federal income tax purposes at June 30, 2000, were as follows: Emerging Markets Trust, $17,084 which expires in December 2006, and Global Income, $4,319 which expires in December 2007. International Equity and Europe Fund have no capital loss carryforwards.

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

      As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written
   (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------

      When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

   Purchased option:                       Impact on the Fund:
   The option expires                      Realize a loss in the amount of the cost of the option.
   -------------------------------------------------------------------------------------------------------------------------------
   The option is closed through a          Realize a gain or loss depending on whether the proceeds from the closing sale
   closing sale transaction                transaction are greater or less than the cost of the option.
   -------------------------------------------------------------------------------------------------------------------------------
   The Fund exercises a call option        The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
   -------------------------------------------------------------------------------------------------------------------------------
   The Fund exercises a put option         Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
   -------------------------------------------------------------------------------------------------------------------------------
   Written option:                         Impact on the Fund:
   The option expires                      Realize a gain equal to the amount of the premium received.
   -------------------------------------------------------------------------------------------------------------------------------
   The option is closed through a          Realize a gain or loss without regard to any unrealized gain or loss on the
   closing purchase transaction            underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
   -------------------------------------------------------------------------------------------------------------------------------
   A written call option is exercised      Realize a gain or loss from the sale of the underlying security. The proceeds of that
   by the option purchaser                 sale will be increased by the premium originally received when the option was written.
   -------------------------------------------------------------------------------------------------------------------------------
   A written put option is exercised       The amount of the premium originally received will reduce the cost of the security
   by the option purchaser                 that the Fund purchased when the option was exercised.
   -------------------------------------------------------------------------------------------------------------------------------

      Activity in call and put options during the six months ended June 30, 2000, was as follows:

                                                         Calls                      Puts
                                                 ---------------------     ---------------------
                                                  Actual                    Actual
   Global Income                                 Contracts    Premiums     Contracts   Premiums
   ---------------------------------------------------------------------------------------------
   Options Outstanding December 31, 1999             65       $  54           27        $ 19
   Options Written                                  146          79          119          71
   Options Closed                                  (159)       (104)         (92)        (61)
   Options Expired                                  (28)        (14)         (39)        (19)
   Options Exercised                                 (8)         (8)          (2)         --
   ---------------------------------------------------------------------------------------------
   Options Outstanding June 30, 2000                 16       $   7           13        $ 10
   =============================================================================================

      The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

   -----------------------------------------------------------------------------
      Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      There were open futures contracts at June 30, 2000, only for Global
   Income.

5. Financial Instruments:

   Emerging Market Securities

      Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

   Forward Currency Exchange Contracts

      As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

      Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------
      At June 30, 2000, open forward currency exchange contracts were as follows:

   Global Income:
                                 Contract to
   Settlement      -----------------------------------------       Unrealized
      Date             Receive                    Deliver          Gain/(Loss)
   ---------------------------------------------------------------------------
   07/05/00        EUR          298            USD       285        $  (1)
   07/21/00        EUR        1,400            USD     1,344           (9)
   07/21/00        GBP          752            USD     1,137            1
   07/21/00        USD        6,826            GBP     4,551          (63)
   07/21/00        JPY    2,720,010            USD    25,220          521
   07/21/00        USD        9,051            JPY   969,962         (130)
   08/14/00        EUR        1,262            USD     1,215           (7)
   08/14/00        USD        1,220            EUR     1,303          (28)
   08/14/00        NOK        9,484            USD     1,089           16
   08/14/00        USD        1,054            NOK     9,484          (51)
   08/14/00        PLN        5,424            USD     1,220            9
   08/14/00        USD        3,534            PLN    16,409         (180)
   08/14/00        USD          230            ZAR     1,639          (10)
   09/18/00        CHF        8,212            USD     6,164           27
   09/18/00        USD        1,820            CHF     2,960           (8)
   09/18/00        EUR       21,710            USD    20,846          (18)
   09/18/00        USD       11,605            EUR    12,106           (8)
   09/18/00        USD          694            NZD     1,472            4
   10/18/00        EUR        2,300            USD     2,217           (7)
   10/18/00        USD        2,217            DKK    17,305           (5)
                                                                    -----
                                                                    $  53
                                                                    =====

   International Equity:
                                 Contract to
   Settlement      -----------------------------------------       Unrealized
      Date             Receive                    Deliver          Gain/(Loss)
   ---------------------------------------------------------------------------
   07/27/00        EUR        5,786            USD     5,475        $  59
   07/27/00        USD        5,268            EUR     5,786         (266)
   08/09/00        JPY      284,219            USD     2,677          (52)
   08/09/00        USD        2,646            JPY   284,219           21
                                                                    -----
                                                                    $(238)
                                                                    =====

   -----------------------------------------------------------------------------
   Euro Conversion

      On January 1, 1999, the euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in euro. The redenomination into euro has not had, and is not expected to have, a material impact on the Funds' operations.

6. Transactions With Affiliates:

      Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                                     Six Months Ended
                                                                                       June 30, 2000    At June 30, 2000
                                                                                     ----------------   ----------------
                                                                                        Management         Management
                                 Management      Expense    Expense Limitation             Fees               Fees
   Fund                             Fee        Limitation     Expiration Date             Waived            Payable
   ---------------------------------------------------------------------------------------------------------------------
   Global Income
     --Primary Class               0.75%         1.90%       April 30, 2001                $--               $ 44
   International Equity
     --Primary Class               0.75%         2.25%       April 30, 2001                 --                158
     --Navigator Class             0.75%         1.25%       April 30, 2001                 --               N.M.
   Emerging Markets
     --Primary Class               1.00%         2.50%       April 30, 2001                 51                 87
   Europe Fund
     --Primary Class               1.00%         2.60%       April 30, 2001                 --                 51
     --Class A                     1.00%         1.85%       April 30, 2001                 --                 52
     --Navigator Class             1.00%         1.60%       April 30, 2001                 --               N.M.

   ----------
   N.M. -- Not meaningful.

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------
      Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

      Western Asset Management Company Limited ("WAML") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAMLa fee at an annual rate equal to 26 2/3% of the fee received by WAM from LMFA. LMFA pays WAML a sub-administration fee at an annual rate equal to 13 1/3% of the fee received by LMFA from Global Income.

      Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

      Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

      Prior to October 6, 1999 (see Note 8), Bartlett & Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with the current manager. For its services during the fiscal year ended December 31, 1999, the Fund paid Bartlett & Co. a fee equal to 1% of its average net assets.

      Worldwide had an administration contract with LMFA for which LMFA received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.

      On July 15, 1997, the shareholders of the Bartlett Europe Fund (predecessor to Europe Fund) approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser received for its services an advisory fee, computed daily and payable monthly, at 1.00% of the Bartlett Europe Fund's average daily net assets.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, calculated daily and payable monthly as follows:

                                                            At June 30, 2000
                                                        ------------------------
                             Distribution    Service    Distribution and Service
                                  Fee          Fee            Fees Payable
   -----------------------------------------------------------------------------
   Global Income
     Primary Class               0.50%        0.25%               $ 44
   International Equity
     Primary Class               0.75         0.25                 211
   Emerging Markets
     Primary Class               0.75         0.25                  95
   Europe Fund
     Primary Class               0.75         0.25                  51
     Class A                       --         0.25                  13

   -----------------------------------------------------------------------------
      Legg Mason also has an agreement with the Funds' transfer agent to assist with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 2000: Global Income, $13; International Equity, $31; Emerging Markets, $17; and Europe Fund, $11.

      LMFA, Batterymarch, WAM, WAML and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2000, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Europe Fund and Reorganization of Worldwide Value Fund, Inc.:

      On October 5, 1999,Europe Fund, a series of Legg Mason Global Trust, Inc. which had no previous operating history, acquired all the net assets of the Bartlett Europe Fund, a series of Bartlett Capital Trust, an open-end management investment company, pursuant to a plan of reorganization approved by Bartlett Europe Fund shareholders on September 23, 1999.

      On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide was a closed-end mutual fund whose shares traded on the NYSE.

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------

9. Fund Share Transactions:

      At June 30, 2000, there were 1,375,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                               Reinvestment
                                                Sold         of Distributions      Repurchased            Net Change
                                          ---------------    ----------------   -----------------     ------------------
                                          Shares   Amount    Shares   Amount    Shares     Amount     Shares     Amount
   ---------------------------------------------------------------------------------------------------------------------
   Global Income
   --Primary Class
     Six Months Ended June 30, 2000         358   $ 3,178      229   $ 2,008   (1,695)   $(14,984)   (1,108)   $ (9,798)
     Year Ended Dec. 31, 1999             1,244    11,828      545     5,064   (4,370)    (41,026)   (2,581)    (24,134)
   International Equity
   --Primary Class
     Six Months Ended June 30, 2000       1,658   $22,306      272   $ 3,553   (3,067)   $(41,157)   (1,137)   $(15,298)
     Year Ended Dec. 31, 1999             4,502    58,763    1,330    17,182   (5,540)    (71,948)      292       3,997
   --Navigator Class
     Six Months Ended June 30, 2000          --   $    --       --   $    --       (1)   $     (1)       (1)   $     (1)
     Year Ended Dec. 31, 1999                --        --       --        --       --          --        --          --
   Emerging Markets
   --Primary Class
     Six Months Ended June 30, 2000       2,509   $35,893       --   $    --   (2,292)   $(31,733)      217    $  4,160
     Year Ended Dec. 31, 1999             4,066    41,341       --        --   (1,528)    (13,866)    2,538      27,475
   Europe Fund
   --Primary Class
     Six Months Ended June 30, 2000         607   $16,726      131   $ 3,383     (332)   $ (8,909)      406    $ 11,200
     Year Ended Dec. 31, 1999             1,158    28,649      157     3,876     (602)    (14,925)      713      17,600
   --Class A
     Six Months Ended June 30, 2000       1,863   $51,270      113   $ 3,007   (2,295)   $(64,583)     (319)   $(10,306)
     Year Ended Dec. 31, 1999             1,804    45,451      186     4,735   (1,567)    (39,747)      423      10,439
   --Navigator Class
     Six Months Ended June 30, 2000           1   $    61        1   $    23     N.M.    $     (2)        2    $     82
     Year Ended Dec. 31, 1999                 3        64        1        28     N.M.          (5)        4          87

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:


Equity Funds:                            Specialty Funds:
Value Trust, Inc.                        Market Neutral Trust
Special Investment Trust, Inc.           Balanced Trust
Total Return Trust, Inc.                 Financial Services Fund
American Leading Companies               Opportunity Trust
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust


Global Funds:                            Taxable Bond Funds:
Global Income Trust                      U.S. Government Intermediate-Term
Europe Fund                                Portfolio
International Equity Trust               Investment Grade Income Portfolio
Emerging Markets Trust                   High Yield Portfolio


Tax-Free Bond Funds:                     Money Market Funds:
Tax-Free Intermediate-Term               U.S. Government Money Market
  Income Trust                             Portfolio
Maryland Tax-Free Income Trust           Cash Reserve Trust
Pennsylvania Tax-Free Income Trust       Tax Exempt Trust, Inc.


For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.


                                                        [LEGG MASON FUNDS LOGO]
                                                       The Art of Investing(SM)